                                                                   Exhibit 10.6


                        [Letterhead of Hughes Space Communications Appears here]


03 March 1999


Integral Systems Incorporated
5000 Philadelphia Way
Lanham, MD  20706

In Reply Refer To: 98/176:JLP

Attention:  Mr. W. Nigh, Program Manager

Subject:  Firm Fixed-Price Subcontracts, J8-759124-C3JP

This Subcontract, by mutual agreement of the parties hereto, is entered into between Hughes Space and Communications Company, a Delaware Corporation (hereinafter referred to as "HUGHES", or "BUYER") and Integral Systems Incorporated (hereinafter referred to as "ISI", or "SELLER") for Buyer's procurement of the Spacecraft Support Ground System (SSGS), Spacecraft Test and Integration Support, Spacecraft Emulator Development and Support for the GOES N-Q Program.

This Subcontract, and the attachments and documents incorporated herein, constitutes the complete and exclusive statement of the terms and the agreement between Buyer and Seller, and supersedes all prior representations, understandings and communications between the parties with respect hereto. The invalidity, in whole or in part, of any provision of this Subcontract shall not affect the validity of other provisions. The failure by either party to insist, in any one or more instances, upon the performance of any terms or requirements of this Subcontract shall not be construed as a waiver or relinquishment of such party's right to such performance or to future performance of such terms or requirements, and the other party's obligation in respect thereto shall continue in full force and effect.

This is a definitive Subcontract contemplated by Buyer's Letter Subcontract dated 20 February 1998 as modified by Revision 1 dated 29 May 1998, Revision 2 dated 27 July 1998, and Revision 3 dated 12 November 1998 which supersedes said Letter Subcontract and modifications in their entirety. All work performed, actions taken and costs incurred by Seller in performance of Seller's obligations under Buyer's Letter Subcontract from 20 February 1998 to issuance of this Subcontract shall be deemed to have been performed, taken or incurred under this Subcontract, provided such performance, actions, or costs are reasonable and such costs are allowable and allocable to this Subcontract.

1.0  STATEMENT OF WORK
     -----------------

The Seller, as an independent contractor and not as an agent of Buyer, shall, in conformance with the terms and conditions more particularly set forth herein, provide the necessary personnel, material, and facilities and do all things necessary or incidental to the furnishing and delivery to the Buyer of the supplies and services set forth in Product Specification for the GOES N-Q Spacecraft Support Ground Systems (SSGS) Rev "-", and Statement of Work for the GOES N-Q Spacecraft Support Ground System Rev "-", in accordance with the drawings and other requirements applicable thereto and referenced therein, all of which documents are incorporated in this Subcontract by Reference.

The Buyer is procuring under this subcontract an SSGS system consisting of hardware and software. Seller acknowledges and agrees that Buyer's acceptance of the hardware is contingent upon the hardware operating in conjunction with the software and Buyer's acceptance of the software is contingent upon the software operating in conjunction with the hardware.

2.0  CONSIDERATION AND PAYMENT
     -------------------------

 2.1 Price
     -----

     For the full, satisfactory and timely completion of performance to the requirements of this Subcontract by Seller, Buyer shall pay Seller *** for the performance of the work under this Subcontract. Payment shall be made for delivered items as noted in this Subcontract under Section 3.0 Deliverable Line Items. The Seller shall deliver the items set forth in the Statement of Work in strict compliance with the schedule attached thereto.

     Upon the full satisfactory and timely completion and delivery as required, of the items of Work specified in this Subcontract, including delivery of all reports and data required hereunder, Seller shall be entitled to payment by Buyer in accordance with the provisions herein.

 2.2 Invoices
     --------

     Invoice payment terms shall be Net 30 days. Invoices shall be mailed to Buyer as shown below when unit deliveries have been completed. The time for payment shall not commence before such delivery. Without limiting Buyer's other remedies, if data is not furnished when scheduled, Buyer may withhold remaining payments (or such portion thereof as Buyer may deem equitable) until such data is furnished. All shipping costs, when applicable, are included in the fixed price of this subcontract. Any and all tax exemption certificates shall be accepted by Seller.

     The original and one copy to:
     Hughes Space and Communications Company
     Post Office Box 902
     El Segundo, California 90245-0902
     Attention:    Jill L. Perkins
                   EO/E1/D148

 2.3  Total Sum Allotted
      ------------------

     Pursuant to the "Allotted Funds under Fixed Price Procurement" provisions, Attachments SF-05 of this subcontract, the total sum (Phase Funding) presently available for payment and allocated to this subcontract is ***, which covers all items of work required by this subcontract from its inception through 4/9/99 (Performance Period). Phase Funding will reflect the cumulative billing milestone value for the corresponding Performance Period plus the next billing milestone increment (to cover potential termination costs).


***Confidential portions omitted and filed separately with the Commission.

3.0  DELIVERABLE LINE ITEMS
     ----------------------

Seller shall provide all labor, equipment, parts and materials necessary to fabricate, test and deliver the following items in strict compliance with the documents, attachments and requirements set forth herein.

      Item                         Part Number/Description                     Unit Price          Extension
----------------------------------------------------------------------------------------------------------------
      01           Spacecraft Emulator                                             ***
----------------------------------------------------------------------------------------------------------------
      02           Ground Support Equipment                                        ***
----------------------------------------------------------------------------------------------------------------
      03           Spacecraft Support Ground System                                ***
----------------------------------------------------------------------------------------------------------------
      04           Source Code: COTS only**                                        NSP
----------------------------------------------------------------------------------------------------------------
                                                                                   Total:               ***
----------------------------------------------------------------------------------------------------------------

          *Excludes *** proposed for the Panametrics EPOCH Licenses. **Immediately deliverable to Escrow, under the terms of Exhibit F.


4.0    DELIVERY SCHEDULE
       -----------------------------------------------------------------

Seller shall deliver the hardware and software items as identified in the Preliminary Statement of Work dated 12/11/98, Paragraph 3.1.3.9 and Paragraph 3.1.4.7, respectively.

5.0  APPLICABLE  DOCUMENTS AND ATTACHMENTS
     -------------------------------------

THE FOLLOWING DOCUMENTS AND ATTACHMENTS, INCLUDING ALL DOCUMENTS REFERENCED THEREIN, OF THE REVISION OF ISSUE SHOWN, FORM A PART THIS SUBCONTRACT AND ARE INCORPORATED HEREIN BY THIS REFERENCE.

        ATTACHMENT                                 TITLE                                    DATE
      --------------  ---------------------------------------------------------------  --------------
      GL-21             PURCHASE ORDER GENERAL PROVISIONS & SHIPPING INSTRUCTIONS, AS       10/96
                        AMENDED BY EXHIBIT B
      40-0100           MODIFICATIONS TO PURCHASE ORDER GENERAL PROVISIONS                  10/96
      GL-14             INSURANCE PROTECTION, INDEMNIFICATION, & SECURITY REQ'TS            09/91
      GL-17             OPTIONAL FAR, DFARS CLAUSES: F           10/96
      SS-01 AND         Contract and Consultant Services Contracts, as modified below:      06/97
      EXHIBIT A
                        Delete the following Articles:
                        II. PAYMENT,
                        VIII. DISCLOSURE OF INFORMATION, paragraph A., only
                        IX.  INVENTIONS, and
                        X.   COPYRIGHTS.
                        Delete the following Articles from Exhibit A, INDUSTRIAL
                        PROPERTY RIGHTS AGREEMENT:
                        I.   DISCLOSURE OF INFORMATION, paragraph A., only
                        II.  COPYRIGHTABLE MATERIAL, and
                        III. INVENTIONS.
      Exhibit B         Modifications to GL-21                                              2/99
      Exhibit C         List of Known Deliverable Software and Software Licenses            2/99
      Exhibit D         ISI COTS Software License Agreement                                02/99
      Exhibit E         Third Party COTS Software Sublicense Agreement                     02/99
      Exhibit F         Escrow Agreement                                                     TBD

***Confidential portions omitted and filed separately with the Commission.

        Attachment                                 Title                                    Date
      --------------  ---------------------------------------------------------------  --------------
      Exhibit G         Developmental Software License Agreement                            2/99
      PF-03             Property In Possession of Seller                                   09/91
      SF-05             Allotted Funds Under Fixed Price Procurement, amended as           09/91
                        follows:
                        II. LIMITATIONS OF OBLIGATIONS.   In the last sentence, after
                        "Buyer's personnel" insert "other than Buyer's representative".
                        III. ADDITIONAL ALLOTMENTS. Add the following to the end of this section: "Provided, however, that Buyer's right to
                        terminate this order for convenience shall be limited to the circumstance where Buyer's prime contract with the Government has been terminated, thereby necessitating termination of this order for convenience."
                        VIII. CHANGES TO PURCHASE ORDER.  Revise article title to read as follows: "VII. CHANGES TO PURCHASE ORDER."
      Attachment A      Customer Furnished Equipment (CFE) and Intellectual Property        2/99
                        Need Dates
      Year 2000         Compliance Requirements, as represented by Seller in Seller's letter 230-04, dated 27 Oct. 98


The following documents:
      5.1               PRODUCT SPECIFICATION FOR SPACECRAFT SUPPORT GROUND SYSTEMS (SSGS) PS80667-H00-002, REV "-", DATED 02
                        MARCH 1999

      5.2               STATEMENT OF WORK FOR THE GOES N-Q SPACECRAFT, SPACECRAFT SUPPORT GROUND SYSTEM SW80667-H00-003, REV
                        "-", DATED 02 MARCH 1999

6.0  MILESTONE PAYMENT
     -----------------

THE BUYER SHALL HAVE THE RIGHT TO REDUCE OR SUSPEND MILESTONE PAYMENTS TO THE SELLER IN THE EVENT SELLER FAILS TO COMPLETE ON SCHEDULE, THE MILESTONE EVENTS IDENTIFIED HEREIN.

PAYMENT FOR COMPLETED MILESTONES SHALL BE MADE BY BUYER AFTER 1) BUYER'S RECEIPT OF SELLER'S DETAILED INVOICE CERTIFIED BY AN APPROPRIATE COMPANY OFFICER THAT THE PARTICULAR MILESTONE EVENT FOR WHICH PAYMENT IS CLAIMED HAS BEEN COMPLETED AND 2) BUYER'S RECEIPT AND ACCEPTANCE OF ALL WRITTEN DOCUMENTATION AND/OR DELIVERABLE ITEMS AS REQUIRED BY THE MILESTONE EVENT. BUYER SHALL NOTIFY SELLER OF BUYER'S ACCEPTANCE OR REJECTION OF THE DOCUMENTATION AND/OR DELIVERABLE ITEMS WITHIN 30 DAYS OF RECEIPT OF THE DOCUMENTATION AND/OR DELIVERABLE ITEMS. IF BUYER FAILS TO NOTIFY SELLER WITHIN 30-DAY PERIOD, PAYMENT SHALL BE MADE NO LATER THAN 30 DAYS AFTER RECEIPT OF INVOICE.

THE RIGHTS AND REMEDIES OF THE BUYER AND THE SELLER, WITH RESPECT TO THIS PROVISION, SHALL NOT BE EXCLUSIVE AND ARE IN ADDITION TO ANY OTHER RIGHTS AND REMEDIES PROVIDED BY LAW OR IN EQUITY UNDER THIS SUBCONTRACT.

  MILESTONE NO.                       DESCRIPTION                            DATE          VALUE       MILESTONE $'s
------------------  ------------------------------------------------   ----------------  ----------  -----------------
----------------------------------------------------------------------------------------------------------------------
       1            SSGS PDR COMPLETE                                        ***            ***             ***
----------------------------------------------------------------------------------------------------------------------
       2            GSE BUILD 1 DELIVERY                                     ***            ***             ***
----------------------------------------------------------------------------------------------------------------------
       3            GTACS PROOF-OF-CONCEPT DEMO                              ***            ***             ***
----------------------------------------------------------------------------------------------------------------------
       4            SSGS CDR COMPLETE                                        ***            ***             ***
----------------------------------------------------------------------------------------------------------------------
       5            SSGS BUILD 1/GSE  BLD 2 DELIVERY                         ***            ***             ***
                    (FOR FLIGHT SWTRR)
----------------------------------------------------------------------------------------------------------------------
       6            SSGS BUILD 2 DELIVERY                                    ***            ***             ***
----------------------------------------------------------------------------------------------------------------------
       7            SSGS BUILD 3 DELIVERY (FINAL)                            ***            ***             ***
----------------------------------------------------------------------------------------------------------------------
       8            PRE-SHIPMENT REVIEW/SHIPMENT TO SOCC                     ***            ***             ***
----------------------------------------------------------------------------------------------------------------------
       9            END-TO-END COMPATIBILITY TEST 1A COMPLETED               ***            ***             ***
----------------------------------------------------------------------------------------------------------------------
       10            PRELIMINARY ACCEPTANCE TEST COMPLETE                     ***            ***             ***
----------------------------------------------------------------------------------------------------------------------
       11            SSGS TRAINING COMPLETE                                   ***            ***             ***
----------------------------------------------------------------------------------------------------------------------
       12            END-TO-END COMPATIBILITY TEST 4 COMPLETE                 ***            ***             ***
----------------------------------------------------------------------------------------------------------------------
       13            SPACECRAFT ENGINEERING HANDOVER                          ***            ***             ***
----------------------------------------------------------------------------------------------------------------------
       14            SSGS FINAL ACCEPTANCE                                    ***            ***             ***
----------------------------------------------------------------------------------------------------------------------

NOTES:
-----
1. This schedule assumes a GOES-N launch of 10/01. If the launch is delayed, then Milestones 13 and 14 shall also be delayed.

2. An additional payment of Prime, plus *** interest, for cost of money for post-launch payment(s) to cover period from 15 October 2001 until launch actually occurs may be billed by Seller on a monthly basis.

7.0  CUSTOMER FURNISHED MATERIAL AND INTELLECTUAL PROPERTY
     -----------------------------------------------------

In strict compliance with purchase order attachment PF-03, Hughes will furnish the following item(s) on or before the specified date(s) for Seller's use in the performance of this subcontract. See Attachment "A" to this purchase order for list.

In the event the Buyer causes any delay which does not exceed thirty (30) days in furnishing materials, parts, supplies, tools or HSC processes for Seller's use hereunder, Seller's sole remedy for any such delay, damages or losses occasioned by such delay shall be an extension of the delivery date(s) of the item(s) procured hereunder on a maximum day for day basis. Seller shall enter into good faith negotiations with the Buyer to determine a "Recovery Schedule". Delays in excess of thirty (30) days will be considered a change in accordance with the changes clause. In the event Buyer orders Seller to delay delivery of items associated with a milestone, Seller may be entitled to changes, including but not limited to a modification of the delivery schedule and/or adjustment of the price of this order, in accordance with the "Changes" clause set forth in GL-21 - Purchase Order General Provisions, Section 2.

Seller should anticipate that incorporation of Buyer's intellectual property into any final design by Seller, may create a licensing requirement with buyer for the final design that may require the negotiation of an intellectual property agreement between Buyer and Seller for Seller's use of Buyer's intellectual property in future products or programs.


***Confidential portions omitted and filed separately with the Commission.

8.0       ADMINISTRATIVE AUTHORITY
          ------------------------

No request, notice, authorization, direction or order received by Seller and issue either pursuant to an article, part or clause of this subcontract or to a provision of any document incorporated into this subcontract, reference or otherwise shall be binding upon either Seller or Buyer unless issued or amended in writing by Buyer's representative named on the face of this subcontract. Seller shall immediately notify, in writing Buyer's representative whenever a change request, notice, authorization, direction or order has been received from a representative of Buyer than above cited, which affects existing terms and conditions, price or schedule of this subcontract.

9.0       DEFENSE PRIORITIES AND ALLOCATIONS SYSTEMS
          ------------------------------------------

This Subcontract is certified for National Defense use under Defense Priorities and Allocations System (DPAS) Regulation (15 CFR Part 700) and has a rating of DO-A2.

10.0      NOTICES
          -------

  Any notice, consent, demand, or request required or permitted by this subcontract shall be in writing and shall be deemed to have been sufficiently given with personally delivered or deposited in the United States mail, postage paid, addressed as follows:

If to Seller:  Integral Systems, Inc.
               5000 Philadelphia Way, Suite A
               Lanham, Maryland 20706

               Attention:     Albert Alderete,
                              Contracts Administrator
               Telephone:     (301) 731-4233, ext. 223
               Fax:           (301) 731-9606
               email:         alderete@integ.com

If to Buyer:   Hughes Space and Communications Company
               P. O. Box 902
               Los Angeles, CA 90245
               Attention:     Jill L. Perkins,
                              Subcontracts Manager
                              Building E01, Mail Station D148
               Telephone:     (310) 662-7121
               Fax:           (310) 364-5471
               email:         jlperkins@mail.hac.com

11.0      ESCROW AGREEMENT
          ----------------

The parties agree that the Development Software addressed by Exhibit G to this subcontract will be delivered by Seller to Buyer in accordance with this subcontract and shall not be placed into Escrow. In order to support Buyer's integration and testing of the Option "P" and "Q" GOES Spacecraft, the Seller further agrees to deposit and maintain the COTS software source code in Escrow from its initial delivery, in accordance with this subcontract, through to five
(5) years after Buyer's final acceptance of the GOES "N" SSGS.

12.0      SELLER'S ACCEPTANCE
          -------------------

Seller agrees to perform to the terms and conditions contained within this order, and acknowledge receipt of this order by signing below.

HUGHES hereby limits acceptance of this Subcontract to the terms herein, including those appearing on the face of and those set forth in the body of the Subcontract, and the attachments, specifications and drawings incorporated herein by reference. This Subcontract, which Seller agrees to by the signature below of a duly authorized representative of Seller, constitutes the entire Subcontract.

IN WITNESS HEREOF, the parties hereto have executed this Subcontract as of the later date entered below.

HUGHES SPACE AND COMMUNICATIONS COMPANY
By        ______________________________________
Title     ______________________________________
Date      ______________________________________

INTEGRAL SYSTEMS, INC.
By        ______________________________________
Title     ______________________________________
Date      ______________________________________

                        PURCHASE ORDER ATTACHMENT GL-21

                       PURCHASE ORDER GENERAL PROVISIONS
                       ---------------------------------

                           AND SHIPPING INSTRUCTIONS
                           -------------------------


                             SHIPPING INSTRUCTIONS

1. TARIFF PROVISIONS: All shipments shall be made to strict conformity with governing tariff rules and regulations and packaging specifications, except where otherwise specifically required provisions of this Order or military regulations.

2. CLASSIFIED SHIPMENTS: Classified shipments must be handled in conformance with specified instructions made part of this Order as well as the requirements of the "Industrial Security manual for safeguarding Classified Information" (DoD 5220.22-M).

3.  ROUTING INSTRUCTIONS:

    a. Freight shipments are to be routed via Order instructions as authorized by Buyer, Seller will request prior routing instructions for delicate equipment, emergency shipments, or shipments exceeding 10,000 pounds gross weight.

    b. Freight Charges: Shipments are to be made "Freight Collect" on FOB orgin shipments, unless otherwise specified herein. United Parcel Service shipments are to have freight charges prepaid and added to the goods invoice. Attach copies of paid freight bills to any invoice that includes transportation charges.

    c. Insurance: DO NOT DECLARE ANY VALUE FOR CARRIAGE OR INSURANCE. Shipments shall be released to minimum value of governing classification or tariff, or insured for minimum value for traceability. No shipment exceeding $10,000 shall be sent Parcel Post. No shipment exceeding $50,000 shall be sent via courier service. Seller will provide advance notice to Buyer of shipments exceeding $1,000,000.

    d. Consolidation: Except for limited by Clause 3 (C) above, consolidate all shipments to the delivery point specified herein, for any one day, on one bill of lading.

    e. Purchase Order Number(s) must appear on all; shipping labels; invoices; and shipping documents, including Packing Sheets, Bills of Lading, and Airbills.

    f. Packing Sheets: Seller is to provide two (2) copies of each packing sheet with the shipment.

4. HAZARDOUS MATERIAL PACKING, LABELING, AND SHIPPING: Seller shall comply with Provision 10 below.

5. PACKING AND PACKAGING: Seller shall use best commercial practice for packing and packaging of items to be delivered under this order, unless otherwise specified herein.


1/96 Edition                           1

                          ETHICAL STANDARDS OF CONDUCT

Seller hereby represents that it has neither received or given any gifts or gratuities, nor participated in any other unethical conduct as defined in Buyer's booklet entitled "Ethics & Buying" in connection with this Order. If, at any time, Buyer determines that Seller is in violation due to the foregoing representation, Buyer may cancel this Order upon written notice to Seller and Buyer shall have no further obligation to Seller.

1.  Deleted.

2. CHANGES: By written order, Buyer may, from time to time, order work suspension or make changes in drawings, designs, specifications, place of delivery, methods of shipment and packaging, and property and services furnished by Buyer. If any such change causes an increase or decrease in the price of the Order or in the time required for its performance, Seller shall, within 20 days after the change is ordered, notify Buyer of its intent to submit a proposal for adjustment and an equitable adjustment shall be made. However, nothing in this provision shall excuse Seller from proceeding immediately with the Order as changed. Whether made pursuant to this provision or by mutual agreement, changes shall not be binding upon. Buyer except when specifically confirmed in writing by a member of Buyer's Purchasing Department. Information, advice, approvals, or instructions given by Buyer's technical personnel or other representatives shall be deemed expressions of personal opinions only and shall not affect Buyer's and Seller's rights and obligations hereunder unless set forth in a writing which is signed by a member of Buyer's Purchasing Department and which expressly states that it constitutes an amendment or change in this Order.

3.  INFRINGEMENT INDEMNITY:

    a. In lieu of any other warranty by Buyer or Seller against infringement, statutory or otherwise, it is agreed that Seller shall defend, at its expense, any suit against Buyer or its customers based on a claim that any item furnished under this Order or the normal use of sale thereof infringes any U.S. Letters Patent or copyright, other than claims under Letters Patent covering combinations of such items with items not furnished by Seller, unless such claim is due solely to Seller's item irrespective of the combination, and shall pay costs and damages finally awarded in any such suit, provided that Seller is notified in writing of the suit and given authority, information, and assistance at Seller's expense for the defense of same. If the use or sale of said item is enjoined as a result of such suit, Seller, at no expense to Buyer, shall obtain for Buyer and its customers the right to use and sell said item or shall substitute an equivalent time acceptable to Buyer and extend this patent indemnity thereto.

    b. Notwithstanding the foregoing provision, when this Order is performed under the authorization and consent of the U.S. Government to infringe U.S. Patents, Seller's liability for infringement of such Patents in such performance shall be limited to the extent of the obligation of the Buyer to indemnify the U.S. Government.

4.  SELLER'S DATA

    a. Seller agrees that all information, including but not limited to technical data, computer software and documentation, tapes, photo prints, and other information, furnished with items or required to be furnished by this Order, together with any information furnished orally, shall be free from proprietary restriction except if elsewhere authorized in this Order. Subject to Provision 4(b) below, Seller's data for which a restrictive use marking is authorized by the DFARS or elsewhere, in this order, may be duplicated, modified, distributed or otherwise used by Buyer in performance of its customer contracts. Such usage includes, as a minimum, preparation of logistics and instructional information and delivery thereof as required by such customer's contract. Any other specific rights, not inconsistent with these minimum right, shall be listed or described in a license or agreement and made a part of this Order. Seller also grants to the Buyer the same rights granted above to the Government for use by Buyer in performance of its higher tier contracts.

    b. Except as to data available to Buyer, without restriction from other sources or independently developed by Buyer or released by Seller without restriction, Seller's data subject to an authorized restrictive use marking shall not without Seller's permission be: (1) used by Buyer for procurement


1/96 Edition                           2
        from other that Seller, (2) used by Buyer for manufacture of items described by such data, or (3) disclosed outside Buyer or its customers.

    c. (1) To the extent that Seller established a claim to statutory copyright in any data first produces of this Order, Seller grants the Buyer a royalty-free, nonexclusive, transferable , world-wide license to consider, duplicate or perform any such data copyrighted by the Seller.

        (2) The Seller further agrees not to knowingly include any data copyrighted by others in technical data delivered under this Order without first obtaining, at no additional cost and for the benefit of the Buyer, a license therein of the same scope as set forth in Provision 4 (C)(1).

5.  BUYER'S PROPRIETARY RIGHTS, AND DISCLOSURE

    (a) Seller shall not use or disclose, without Buyer's prior written consent and agrees that Buyer owns all intellectual property rights in, any tools or other items or drawings, specifications, technical information, computer software, or other data which have been specially designed for Buyer in connection with this Order or furnished by Buyer, provided, however, that if the U.S. Government has the right to authorize the use of such tools, items, drawings, specifications, technical information or data Seller may, to the extent of such right use them as authorized by the U.S. Government; provided, further that, Seller gives Buyer notice of such authorization prior to such use. This paragraph shall not apply to technical data generated by Seller in which the Government has unlimited rights.

    (b) Seller agrees that it will not publicize this Order or disclose, confirm, or deny any details thereof to third parties, or use Buyer's name in connection with Seller's sales promotion or publicity without prior written approval from. Buyer.

    (c) Nothing in this Provision 5, however, shall restrict Seller's right to use or disclose drawings, specifications, technical information, and other data which are rightfully obtained from other sources without restriction.

6.  DEFAULT

    (a) Buyer may terminate this Order for Seller's default in accordance with FAR 52.249-8 if circumstances set forth therein occur, or if Seller becomes insolvent, fails to pay its debts as them become due, or makes or proposes an assignment for the benefit of creditors. Buyer shall have such additional remedies for default as may be available at law or in equity whether or not it terminates this Order. To be relieved of liability for excess cost as provided in paragraph (c) of FAR 52.249-8, Seller must provide Buyer written notice of the cause of failure to perform which is beyond its control and without its fault or negligence within twenty (20) days of occurrence of the cause.

    (b) (1) If at any time it appears that the Seller has not or will not meet this Order's delivery schedule, or any extension thereof, the Buyer shall have the right to require the Seller to submit a revised delivery schedule together with adequate documentation to support the reasonableness of the revised schedule. The revised schedule shall provide a specific date for the delivery of each deliverable item under this Order and shall not be submitted subject to any contingencies.

          (2) Unless the Buyer has extended the time in writing, the Seller shall submit the revised delivery schedule within thirty (30) calendar days after receipt of the Buyer's written request for said schedule Such request shall not be deemed a waiver of any existing delivery schedule. The Buyer shall have thirty (30) calendar days after receipt of the Seller's response within which to approve or disapprove the Seller's revised schedule. If it is approved, the parties shall incorporate it into the Order using a bilateral modification issued by the Buyer.

          (3) If the Seller fails to submit a revised delivery schedule as specified above, or any extension thereof granted by the Buyer, the Seller shall be deemed to have failed to make delivery within the meaning of the "Default" clause of this Order and this Order shall be subject to termination.

     (c) FAR 52.249-8 is modified as follows for the purposes of this Order and is subject to the Definitions Provision herein: "Contracting Officer" means Buyers' Purchasing Representative, and "Government" means Buyer, except in paragraph (c) where it means Government and in paragraph (e)


1/96 Edition                           3
     where it means Government or Buyer. In the second sentence of paragraph
     (c), add "acts of Buyer" to the list of examples.

7.  ASSIGNMENTS AND SUBCONTRACTING:

    (a) Neither this Order nor any interest herein nor claim hereunder may be assigned or delegated by Seller, nor may all or substantially all of this Order be further subcontracted by Seller without the prior written consent of Buyer. Buyer's consent shall not be deemed to relieve Seller of its obligations to comply fully with the requirements hereof.

    (b) Notwithstanding the above, Seller may, without Buyer's consent, assign monies due or to become due hereunder provided Buyer shall continue to have the right to exercise any and all its rights hereunder, settle any and all claims arising out of, and enter into amendments tot his Order without notice to or consent of the assignee. Buyer shall be given notice of any assignment and all invoices shall refer to the assignment.

8.  PRICES:

    Seller warrants that any unit prices charged herein do not exceed the unit prices charged by Seller to the U.S. Government or other customers in substantially similar transactions.

9.  Deleted.

10. HAZARDOUS MATERIAL PACKAGING, LABELING, AND SHIPPING

    (a) Seller shall package, label, transport, and ship hazardous material or items containing hazardous material in accordance with all applicable Federal, state, and local laws and regulations, including but not limited to current published issues of tariffs and regulations reflecting 49 CFR Articles 100-199, FAR 52.223-3, DFARS 252.223-7001, the Explosive Safety Manual AFM 127-100, and Federal Aviation Regulation 103, as amended (e.g., the current Hazardous Materials Regulations of the Department of Transportation; the Official Air Transport Restricted Articles Tariff; Packaging and Handling of Dangerous Materials for Transportation by Military Aircraft, Joint Manual AFM 71-4; and subsequent reissues thereof) and, if applicable, to furnish appropriate Material Safety Data Sheets in accordance with California Hazardous Substances Information and Training Act. Seller, prior to each hazardous material shipment, shall notify Buyer of its nature and shipment date by such means of communications as will allow for proper preparation for acceptance of delivery by the carrier of the material and shall identify same on all shipping documents.

    (b) The 1990 Clean Air Act Amendments and implementing regulations established labeling requirements for products manufactured with, containers of, and products containing specific ozone depleting substances. This label must be "clear and conspicuous". There is not requirement that suppliers label directly on the hardware. Because labeling hardware may not conform with requirements contained in the technical data package (if any), pertinent to this Purchase Order, Buyer prefers that the hardware deliveries under this purchase order not be labeled, and that alternative labeling be used. The EPA regulation provides for the use of alternative labeling. Supplemental printed material may also be appropriate, i.e., where the statement would be conspicuous on printed material as it would be on the product. For specific requirements and options on labeling regulations, refer to 40 CPR 82.

11. ADDITIONAL PURCHASE ORDER AMENDMENTS:

    Seller, upon the request of Buyer, shall negotiate amendments to this Order to incorporate additional provisions herein or to change provisions hereof as Buyer may reasonably deem necessary in order to comply with the provisions of this contract between Buyer and its customer or with the provisions of amendments to such contract. If such amendments to this Order cause an increase or decrease in the cost of, or the time required for, performance of this Order, an equitable adjustment shall be made in the price or delivery schedule, or both, pursuant to the Changes provision herein.

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12. DISPUTES:

    Buyer and Seller agree to make a good faith attempt to settle any dispute arising under or related to this Order without resort to legal action. If such good faith efforts fail, the Buyer, at its option, may submit the dispute to mediation and/or binding arbitration in the State and County in which the Order was issued. The selection of an independent and neutral mediator shall be at the mutual agreement of the parties. Buyer reserves the right to abandon arbitration and pursue all available legal and equitable remedies in the event Seller does not comply with a demand for arbitration within sixty days of notice. The cost of mediation and arbitration, including the fees of the mediator(s) or arbitrator(s) shall be divided equally by the parties unless the award provides otherwise. Each party shall bear its own cost of preparing and presenting its case.

    Pending resolution of any dispute arising hereunder, Seller shall proceed diligently with the performance of this Order in accordance with Buyer's direction concerning the subject matter of such dispute. Irrespective of the place of performance, this Order will be construed and interpreted according to the laws of the state from which Buyer's Order is issued without resort to said state's Conflicts of Law rules.

13. GENERAL

    This Order and the attachments and documents incorporated herein constitute the complete and exclusive statement of the terms of this agreement between Buyer and Seller and supersede all prior representations, understandings, and communications relating hereto. The invalidity in whole or in part of any provision of this Order shall not affect the validity of other provisions. Buyer's failure to insist, in any one or more instances, upon the performance of any term of this Order, shall not be construed as a waiver or relinquishment of Buyer's right to such performance or to future performance of such a term or terms, and Seller's obligation in respect thereto shall continue in full force and effect. Time shall be of the essence hereunder. Seller shall perform work and make deliveries hereunder no earlier that and only to the minimum extent consistent with delivery schedules and other requirements.

14. PRECEDENCE:

    Conflicting provisions hereof, if any, shall prevail in the following descending order of precedence; (1) typed provisions set forth in this Order, (2) specifications attached or incorporated by reference, (3) Buyer's Purchase Order Attachments, (4) the preprinted portion of this Order, including these Purchase Order General Provisions and (5) statement of work. Buyer's specifications shall prevail over those of an agency of the U.S. Government, and both shall prevail over those of Seller.

15. DEFINITIONS FOR FAR/DFARS CLAUSES:

    The following definitions shall apply to this Order except as otherwise herein provided. The date of the FAR.DFARS clauses shall be the same as the date of the FAR/DFARS clauses in Buyer's prime contract, unless otherwise stated in the body of the Order.

    "Buyer" - the legal entity issuing this Order.
    "Contract" - this contractual instrument, including changes.
    "Contractor" - Seller.
    "Contracting Officer" - the Government Contracting Officer for the prime contract, or authorized representative.
    "DFARS" - Department of Defense, Federal Acquisition Regulation Supplement. "FAR" - Federal Acquisition Regulation.
    "Government" - the Government of the United States.
    "Prime Contract" - the Government contract under which this Order is issued. "Purchasing Representative" - Buyer's authorized representative.
    "Seller" - the legal entity which contracts with the Buyer.
    "Subcontract" - Seller's subcontractors.
    "This Order" - this contractual instrument, including changes.


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16. FAR CLAUSES APPLICABLE TO ALL ORDERS:  The text of clauses identified herein by FAR reference number are incorporated herein by this reference, subject to the Definitions Provision herein and to the modifications indicated:

    52.211-1 New Material, in which "Contracting Officer" means Buyer's Purchasing Representative and "Government" means Buyer in the last two sentences of the clause.

    52.222-1 Notice to the Government of Labor Disputes, in which "Contracting Officer" means Buyer's Purchasing Representative.

    52.245-2  Government Property (Fixed-Price Contracts), in which:

    .  "Contract Officer" means Buyer's Purchasing Representative.

    .  "Government" means Government or Buyer.

    . The fourth sentence of paragraph (h) is changed to read: "Neither the Government nor the Buyer shall be liable..."

    52.246-2 Inspection of Supplies (Fixed-Price), in which "Contracting Officer" means Buyer's Purchasing Representative or his/her authorized designee, and "Government" means Buyer except that the first time it appears in the first sentence of paragraph (b) and in the fourth sentence of paragraph (b) it means Buyer and the Government (provided, however, that an inspection system accepted by the Government will be deemed acceptable to the Buyer), and the first time it appears in paragraph (k) it means Government or Buyer. The provisions in the clause for access, rights to inspect, safety protection, and relief from liability apply equally to Buyer and the Government. The rights and remedies of the Buyer shall be in addition and not in limitation of those set forth in Provision 1, Warranties.

    Responsibility for Supplies, in which "Contractor" means Seller and "Government" means Buyer, except in paragraph (d) where "Government" means Government or Buyer.

    52-249-2 Termination for Convenience of the Government (Fixed-Price), in which "Contracting Officer" means Buyer's Purchasing Representative, and "Government" means Buyer except in paragraph (m). In paragraph (c) the term "45 days" is changed to "90 days." The term "1-year" in paragraph (d) is changed to "6 months". The term "90 days" in paragraph (k) is changed to "45 days." If the Government is unable or unwilling in a timely manner to conduct any audit of Seller's books and records, an audit may be conducted by a mutually acceptable independent certified public accounting firm.

    52.249-8 Default (Fixed-Price Supply and Service), in which "Contracting Officer" means Buyer's Purchasing Representative, and "Government" means Buyer.

17. FAR/DFARS CLAUSES APPLICABLE TO ALL GOVERNMENT WORK. If it is noted on the face of the Order that U.S. Government work is involved, the following FAR and DFARS Clauses are incorporated herein by this reference, subject to the Definitions Provision herein and to the modifications indicated, unless indicated otherwise in the typed provisions of this Order:

    (a) All Orders include the following:

        52.204-2 Security Requirements.

        52.208-1 Required Sources for Jewel Bearings and Related Items. Communication required under this clause from Seller to Contracting Officer shall be through Buyer's Purchasing Representative.

        52.211-7 Other Than New Material, Residual Inventory, and Former Government Surplus Property

        52.211-15 Defense Priority and Allocation Requirements.

        52.215-26 (Alternate 1) Integrity of Unit Prices.


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        52.223-3 Hazardous Material Identification and Material and Material
        Safety Data, in which "Government" means Government and Buyer

        52.225-10 Duty-Free Entry, in which "Contracting Officer" means Buyer's Purchasing Representative. The last sentence of paragraph (h) "the contract" means prime contract.

        52.225-11 Restrictions on Certain Foreign Purchases.

        52.227-1 Authorization and Content.

        52.227-10 Filing of Patent Applications - Classified Subject Matter.

        52.227-11 Patent Rights - Retention by the Contractor (Short Form), if Seller is a small business or nonprofit organization

        52.227-12 Patent Rights - Retention by the Contractor (Long Form), if Seller is other than a small business or nonprofit organization and if this Order requires the performance of research, experimental, or development work.

        52.229-3 Federal, State, and Local Taxes, in which "Government" means Buyer and "Contracting Officer" means Buyer's Purchasing Representative.

        52.247-63 Preference for U.S. Flag Air Carriers.

        52.247-64 Preference for Privately Owned U.S. Flag Commercial Vessels.

        252.223-7002 Safety Precautions for Ammunition and Explosives, in which "Contacting Officer" means Buyer or Contracting Officer. "Government" shall not mean Buyer except in paragraph (c) where it means Buyer or government. Seller shall send simultaneously to Buyer a coy of each notification and report sent to the Contracting Officer.

        252.225-7009 Duty-Free Entry - Qualifying Country End Products and Supplies, in which "Contracting Officer" means Buyer's Purchasing Representative acting pursuant to authorization of the Contracting Officer. In paragraph (k) "this contract" means the prime contract.

        252.225.7010 Duty Free Entry - Additional Provisions.

        252.225-7014 Preference for Domestic Specialty Metals (Alternate 1).

        252.225-7025 Foreign Source Restrictions, in which "Contracting Officer" s hall also mean Buyer's Purchasing Representative in paragraph (e).

        252.227-7013 Rights in Technical Data  Noncommercial Items.

        252.227-7014 Rights in Noncommercial Computer Software and Noncommercial Computer Software Documentation.

        252.227-7015 Technical Data-General Items.

        252.227-7016 Rights in Bid or Proposal Information.

        252.227-7017 Identification and Assertion of Restrictions.

        252.227-7019 Validation of Asserted Restrictions-Computer Software.

        252.227-7027 Deferred Ordering of Technical Data or Computer
        Software, provided, however, that this right is solely for the purpose and only to the extent necessary to fulfill obligations to the Government in the prime contract under which this Order is issued.
        The work "Government" shall mean the Buyer or the Government except in the last sentence.

        252.227-7037 Validation of Restrictive Markings on Technical Data.

        252.227-7039 Patents-Reporting of Subject Inventions.


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        252.228-7005 Accident Reporting and Investigating Involving Aircraft,
        Missiles, and Space Launch Vehicles, in which "Administrative Contracting Officer" means Buyer and Administrative Contracting Officer, and "Government" means Buyer or Government.

        252.247-7024 Notification of Transportation of Supplies by Sea. In paragraph (a), the first sentence and the word "however" in the second sentence are deleted.

    (b) Orders exceeding $2,500 also include:

        52.222.-36 Affirmative Action for Handicapped Workers. (41 CFR 60)

    (c) Orders exceeding $10,000 also include:

        52.222-20 Walsh-Healey Public Contract Act.

        52.222-26 (b) Equal Opportunity, (41 CFR 60)

        52.222-35 Affirmative Action for Special Disabled and Vietnam Era Veterans. (41 CFR 60)

        52.222-37 Employment Reports on Special Disabled Veterans and Veterans of the Vietnam Era.

    (d) Orders exceeding $100,000 also include:

        52.203-6 Restrictions on Subcontractor Sales to the Government.

        52.203-7 Anti-Kickback Procedures.

        52.203-11 Certification and Disclosure Regarding payments to Influence Certain Federal Transaction

        52.203-12 Limitations on Payments to Influence Certain Federal Transactions.

        52.215-2 Audit-Negotiation. If the Government is unable or unwilling in a timely manner to conduct any audit of Seller's books or records, an audit may be conducted by mutually acceptable independent certified public accounting firm.

        52.219-8 Utilization of Small, Small Disadvantaged and Women-Owned Small Business Concerns...

        52.222-4 Contract Work Hours and Safety Standards Act - Overtime Compensation. Buyer may withhold or recover from Seller such sums as the Contracting Officer withholds or recovers from Buyer because of liabilities of Seller or its subcontractors under this clause.

        52.223-2 Clean Air and Water.

        52.223-13 Certification of Toxic Chemical Release Reporting.

        52-223-14 Toxic Chemical Release Reporting.

        52.227-2 Notice and Assistance Regarding Patent and Copyright Infringement.

        52.244-5 Competition in Subcontracting.

        52.247-63 Preference for U.S. Flag Air Carriers.

        52.247-64 (Alternate 1) Preference for Privately Owned U.S. Flag commercial Vessels.

        252.203-7001 Special Prohibition on Employment.

        252.209-7000 Acquisition for Subcontractors Subject to On-site Inspection Under the INF Treaty.

        252.247.7023 Transportation of Supplies by Sea.

        252.249-7002 Notification of Proposed Program Termination or Reduction.


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    (e) Orders exceeding $500,000 also include:

        52.219-9 Small Business and Small Disadvantaged Business Subcontracting Plan, in which "Contracting Officer" means Buyer's Purchasing Representative in the first sentence of subparagraph (c).

        252.249-7001 Notification of Substantial Impact on Employment.

18. SPECIAL PROVISIONS:

    (a) Jigs and Fixtures: In manufacture of items to be supplied hereunder. Seller shall use jigs, fixtures, and/or other devices or appliances, in all processes where such use is conductive to interchangeability for uniformity of the product, or such character as will reduce the need for selective assembly.

    (b) Indemnification:

        (1) Seller hereby indemnifies Buyer and agrees to hold Buyer harmless from any and all violations of import/export laws and regulations of the United States which result either directly or indirectly from Seller's acts or omissions to act.


        (2) By acceptance of this purchase order, Seller hereby agrees to indemnify, hold harmless, and exonerate Buyer for any losses or damages, resulting from any claim, action, proceeding or suit relating to the Seller's violation of the provisions of Subsection 27 of the Office of Federal Procurement Policy Act (41 U.S.C. 423), Procurement Integrity. In addition to any other remedies that Buyer may have, Seller shall defend at its expense, any such claim action, proceeding or suit against Buyer or its Customer(s) and shall pay all costs and damages incurred either through judgment or settlement. Seller further agrees to provide Buyer with certifications of compliance with the provisions of the Act if required to do so.


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                              Attachment 40-0100                    Release 001
                                                                  01 April 1998

                    HUGHES SPACE AND COMMUNICATIONS COMPANY
              MODIFICATIONS TO VARIOUS PURCHASE ORDER ATTACHMENTS


A.  Modify the Purchase Order Attachments cited below as directed:

    1. For all Federal Acquisition Regulation references in the Purchase Order Attachments cited below, insert the following language at the onset of each clause:

       "Contract Officer/Government: references shall be read to indicate `Buyer' `Contractor' shall be read to indicate the `supplier'."

    2. Modify Hughes Aircraft Company Purchase Order General Provisions and Shipping Instructions, GL - 21 as follows:

       a. Add the following clauses to Paragraph 17, Clauses Applicable to All Government Work:

          52.203-3      Gratuities (APR 1984)

          52.203-5      Covenant Against Contingent Fees (APR 1984)

          52.203-8 Cancellation, Recission and Recovery of Funds for Illegal or Improper Activity (JAN 1997)

          52.203-10     Price or Fee Adjustment for Illegal or Improper Activity
                        (JAN 1997)

          52.209-6 Protecting the Government's Interest when subcontracting with Contractors Debarred, Suspended, or Proposed for Debarment (SEP 1990)

          18-52.219-75  Small Business and Small Disadvantaged Business
                        Subcontracting Reporting (SEP 1992)

          52.222-3      Convict Labor (APR 1984)

          52.223-6      Drug Free Work Place (JUL 1990)

          52.225-3      Buy American Act - Supplies (JAN 1994)

          52.227-14     Rights in Data-General (JUN 1987), as modified by NASA
                        FAR Supplement 18.52.227-14, Alternate II (JUN 1987)

          52.227-21     Technical Data Certification, Revision and Withholding
                        of Payment Major Systems (JUN 1987)

          52.244-6 Subcontracts for Commercial Items and Commercial Components (OCT 1995)

          18-52.221-70  Safety and Health (DEC 1988)

          18-52.227-70  New Technology (JUL 1995)

          18-52.244-70  Geographic Participation in the Aerospace Program (APR
                        1985) $100,000 Threshold

          18-52.245-70  Acquisition of Centrally Reportable Equipment (JUN 1997)

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          52.203-12     Limitation on Payments to Influence Certain Federal
                        Transactions (JAN 1990) $100,000 Threshold

          18-52.245-73  Financing Reporting of NASA Property in the Custody of
                        Contractors (SEP 1996)

          18-52.243-71  Shared Savings (DEC 1996)

B.   QUALITY AND PERFORMANCE ASSURANCE BY THE GOVERNMENT AT
     SUBCONTRACTOR PLANTS

     1. The Government may perform audits of quality and performance assurance functions in accordance with seller's internal quality and performance assurance procedures and applicable terms of this subcontract.

     2. The seller shall provide for timely Government access to seller and lower tier subcontractor facilities for these purposes.

     3. Government audits of quality and performance assurance functions shall not relieve the seller of any of its responsibilities under this subcontract.

     4. All seller documentation data, and analysis generated for, or applicable to, this subcontract, whether formal or informal, shall be made available to the Government upon request.

C.   DESIGNATION OF THE NEW TECHNOLOGY REPRESENTATIVE AND PATENT REPRESENTATIVE

     1. For purposes of administration of the clause of this subcontract entitled "New Technology" or "Patent Rights" - Retention b the Contractors (Short Form)": whichever is included, the following named representatives are hereby designated to administer such clause:


     Title                               Office Code   Address
     -----------------------------------------------------------------------------
     New Technology Representative       204           Goddard Space Flight Center
                                                       Greenbelt, MD 20771

     Patent Representative               204           Goddard Space Flight Center
                                                       Greenbelt, MD 20771

D. RIGHTS IN DATA GENERAL (52.227-14) as modified by NASA FAR Supplement 18-52.227-14 ALTERNATE II (JUN 1987)

     (a) Definitions

     "Computer Software," as used in this clause, means computer programs, computer data bases, and documentation thereof.

     "Data," as used in this clause, means recorded information, regardless of form or the media on which it may be recorded. The term includes technical data and computer software. The term does not include information incidentals to contract administration, such as financial, administrative, cost or pricing, or management information.

     "Form, fit, and function data," as used in this clause, means data relating to items, components, or processes that are sufficient to enable physical and functional interchangeability, as well as data identifying source, size, configuration, mating, and attachment characteristics, functional characteristics, and performance requirements, except that for computer software it means data identifying source, functional characteristics, and performance requirements but specifically excludes the source code, algorithm, process, formulae, and flow charts of the software.

     "Limited-Rights," as used in this clause, means the rights of the Government in limited rights data as set forth in the Limited Rights Notice of subparagraph (g)(2) if included in this clause.

     "Limited-Rights data," as used in this clause, means data (other than computer software) that embody trade secrets or are commercial or financial and confidential or privileged, to the extent that the data pertain to items, components, or processes developed at private expense, including minor modifications thereof.

     "Restricted computer software," as used in this clause, means computer software developed at private expense and that is a trade secret; is commercial or financial and is confidential or privileged; or is published copyrighted computer software, including minor modifications of such computer software.

     "Restricted rights," as used in this clause, means the rights of the Government in restricted computer software, as set forth in the Restricted Rights Notice of subparagraph (g)(3) if included in this clause, or as otherwise may be provided in a colladeral agreement incorporated in and made part of this contract, including minor modifications of such computer software.

     "Technical data," as used in this clause, means data (other than computer software) which are of a scientifical or technical nature.

     "Unlimited Rights," as used in this clause, means the rights of the Government to use, disclose, reproduce, prepare derivative works, distributed copies to the public, and perform publicity and display publicity, in any manner and for any purpose, and to have or permit others to do so.

     (b) Allocation of rights. (j) Except as provided in Paragraph (c) of this clause regarding copyright, the Government have unlimited rights in -

             (i)   Data first produced in the performance of this company;

             (ii)  Form, fit, and function data delivered under this contract;

             (iii) Data delivered under this contract (except for restricted computer software) that constitute manuals or instructional and training material for installation, operation, or routine maintenance and repair of items, components, or processes delivered or furnished for use under this contract; and

             (iv) All other data delivered under this contract unless provided otherwise for limited rights data or restricted computer software in accordance with paragraph (g) of this clause.

         (2) The Contractor shall have the right to -

             (i) Use, release to others, reproduce, distribute, or publish any data first produced or specifically used by the Contractor in the performance of this contract unless provided otherwise in paragraph (d) of this clause:

             (ii) Protect from unauthorized disclosure and use those data which are limited rights data or restricted computer software to the extent provided in paragraph (g) of this clause:

             (iii) Substantiate use of, add, or correct limited rights, restricted rights, or copyright notices and to take other appropriate action, in accordance with paragraphs (e) and (f) of this clause: and

             (iv) Establish claim to copyright subsisting in data first produced in the performance of this contract to the extent provided in subparagraph (c)(1) of this contract.

     (c) Copyright. (1) Data first produced in the performance of this contract. Unless provided otherwise in paragraph (d) of this clause, the Contractor may establish, without approval of the Contracting Officer, claim to copyright subsisting in scientific and technical articles based on or containing data first produced in the performance of this contract and published in academic, technical or professional journals. Symposia proceedings or similar works. The prior, express written permission of the Contracting Officer is required to establish claim to copyright subsisting in all other data first produced in the performance of this contract. When a claim to copyright is made, the Contractor shall affix the applicable copyright notices of 17 U.S.C. 401 or 402 and acknowledgement of Government sponsorship (including contract number) to the data when such data are delivered to the Government, as well as when the data are published or deposited for registration as a published work in the U.S. copyright Office. For data other than computer software the Contractor grants to the Government, and others acting on its behalf, a paid-up, nonexclusive, irrevocable, worldwide license in such copyrighted data to reproduce, prepare derivative works. Distribute copies to the public, and perform publicity and display publicity by or on behalf of the Government. For computer software, the Contractor grants to the Government and others acting on its behalf, a paid-up nonexclusive, irrevocable worldwide license is such copyrighted computer software to reproduce, prepare derivative works, and perform publicly and display publicly by or on behalf of the Government.

         (2) Data not first produced in the performance of this contract. The Contractor shall not, without prior written permission of the Contracting Officer. Incorporate in data delivered under this contract any data not first produced in the performance of this contract and which contains the copyright notice of 17 U.S.C 401 or 402, unless the Contractor identifies such data and grants to the Government, or acquires on its behalf, a license of the same scope as set forth in subparagraph (c)(1) of this clause; provided however, that if such are computer software the Government shall acquire a copyright license as set forth if subparagraph (g)(3) of this clause if included in this contract or as otherwise may be provided in a collateral agreement incorporated in or made part of this contract.

         (3) Removal of notices. The Government agrees not to remove any copyright notices placed on data pursuant to this paragraph (c), and to include such notices on all reproductions of the data.

     (d) Release, publication and use of data. (1) The Contractor shall have the right to use, release to others, reproduce, distribute, or publish any data first produced or specifically used by the Contractor in the performance of this contract, except to the extent such data may be subject to the federal export control or national security laws or regulations, or unless otherwise provided in this paragraph of this clause or expressly set forth in this contract.

         (2) The contractor agrees that to the extent it receives or is given access to data necessary for the performance of this which contains restrictive markings, the contractor shall treat the data in accordance with such markings unless other wise specifically authorized in writing by the Contracting Officer,

         (3) (NFS 18-52.227-14 addition)

             (i) the contractor agrees not to establish claim to copyright nor to publish or release to others any computer software first produced in the performance of this contract without the prior written permission of the Contracting Officer.

             (ii) If the Government desires to obtain copyright in computer software first produced in the performance of this contract and permission has not been granted as set forth in paragraph (d)(3)(I) of this clause, the Contracting Officer may direct the contractor to assert, or authorize the assertion of, claim to copyright in such data and to assign, or obtain the assignment of, such copyright to the Government or its designated assignee.

             (iii) Whenever the word "establish" is used in this clause, with reference to a claim to copyright, it shall be construed to mean "assert".

     (e) Unauthorized markings of data. Notwithstanding any other provisions of this contract concerning inspection or acceptance, if any data delivered under this contract are marked with the notices specified in subparagraph
     (g)(2) or (g)(3) of this clause and use of such is not authorized by this clause, or if such data bears any contract, the Contracting Officer may at ant time either return the data to the Contractor, or cancel or ignore the markings. However, the following procedure shall apply prior to canceling or ignoring markings.

         (i) The Contracting Officer shall make written inquiry to the Contractor affording the Contractor 30 days from receipt of the inquiry to provide written justification to substantiate the property of the markings.

         (ii) If the Contractor fails to respond or fails to provide written justification to substantiate the propriety of the markings within the 30-day period (or a longer time not exceeding 90 days approved in writing by the Contracting Officer for good cause shown), the Government shall have the right to cancel or ignore the markings at any time after said period and the data will no longer be made subject to any disclosure prohibitions.

         (iii) If the Contractor provides written justification to substantiate the propriety of the markings within the period set in subdivision
     (e)(1)(I) of this clause, the Contracting Officer shall consider such written justification and determine whether or not the marking are to be cancelled or ignored. If the Contracting Officer determines that the markings are authorized, the Contractor shall be notified in writing. If the Contracting Officer determines, with concurrence of the head of the contracting activity, that the markings are not authorized, the Contracting Officer shall furnish the Contractor with written determination, which determination will become the final agency decision regarding the appropriateness of the markings unless the Contractor files suit in a court of competent jurisdiction within 90 days of receipt of the Contracting Officer's decision. The Government shall continue to abide by the markings under this subdivision (e)(1)(iii) until final resolution of the matter either by the Contracting Officer's determination becoming final (In which instance the Government shall thereafter have the right to cancel or ignore the markings at any time the data will no longer be made subject to any disclosure prohibitions), or by final disposition of the matter by court decision if suit is filed.

         (2) The time limits in the procedures set forth in subparagraph
     (e)(1) of this clause may be modified in accordance with agency regulations implementing the Freedom of Information Act (5 U.S.C. 552) if necessary to respond to a request thereunder.

         (3) This paragraph (e) does not apply if this contract is for a major system or for support of a major system by a civilian agency other than NASA and the U.S. Coast Guard agency subject to the provisions of Title III of the Federal Property and Administrative Services Act of 1949.

         (4) Except to the extent the Government's action occurs as the result of final disposition of the matter by a court of competent jurisdiction, the Contractor is not precluded by this paragraph (e) from bringing a claim under the Contract Disputes Act, including pursuant to the Disputes clause of this contract, as applicable, that may arise as the result of the Government removing or ignoring authorized markings on data delivered under this contract.

     (f) Omitted or incorrect markings.

         (1) Data delivered to the Government without either the limited rights or restricted rights notice as authorized by paragraph (g) of this clause, or the copyright notice required by paragraph (e) of this liability for the disclosure, use, or reproduction of such data. However, to the extent the data has not been disclosed without restriction outside the Government, the Contractor may request, within 6 months (or a longer time approved by the Contracting Officer for good cause shown) after delivery of such data, permission to have notices placed on qualifying data at the Contractor's expense, and the Contracting Officer may agree to do so if the Contractor-

             (i) Identifies the data to which the omitted notice is to be applied;

             (ii)  Demonstrates that the omission of the notice was inadvertent;

             (iii) Establishes that the use of the proposed notice is
                   authorized: and

             (iv) Acknowledges that the Government has no liability with respect to the disclosure, use, or reproduction of any such data made prior to the addition of the notice or resulting from the omission of the notice.

         (2) The Contracting Officer may also (I) permit correction at the Contractor's expense of incorrect notices if the Contractor identifies the data on which correction of the notice is to be made, and demonstrates that the correct notice is authorized, or (ii) correct any incorrect notices.

     (g) Protection of limited rights data and restricted computer software.

         (1) When data other than that listed in subdivisions (b)(1)(i), (ii), and (iii) of this clause are specified to be delivered under this contract and qualify as either limited rights data or restricted computer software, if the Contractor desires to continue protection of such data, the Contractor shall withholding, the Contractor shall identify the data being withheld and furnish form, fit, and function data in lieu thereof. Limited rights data that are formatted as a computer data base for delivery to the Government are to be treated as limited rights data and not restricted computer software.

         (2) Notwithstanding subparagraph (g)(1) of this clause, the contract may identify and specify the delivery of limited rights data that has been withheld or would otherwise be withholdable. If delivery of such data so required, the Contractor may affix the following "Limited Rights Notice" to the data and the Government will thereafter treat the data, subject to the provisions of paragraphs (e) and (f) of this clause, in accordance with such Notice:

                        LIMITED RIGHTS NOTICE (JUN 1987)

     (a) These data are submitted with limited rights under Government contract No. NASS-98069, Hughes Space & Communications Company subcontract/purchase order No.____________________. These data may be reproduced and used by the Government with the express limitation that they will not, without written permission of the Contractor, be used for purposes of manufacture nor disclosed outside the Government; except that the Government may disclose these data outside the Government for the following purposes, if any, provided that the Government makes such disclosure subject to prohibition against further use and disclosure:

             (i)   Use (except for manufacture) by support service contractors.
             (ii)  Evaluation by non-government evaluators.
             (iii) Use (except for manufacture) by other contractors participating in the Government's program of which the specific contract is a part, for information and use in connection with the work performed under each contract.

     (b) This Notice shall be marked on any reproduction of these data, in whole or in part.

                                (End of notice)

         (3) (Reserved).

     (h) Subcontracting. The Contractor has the responsibility to obtain from its subcontractor all data and rights therein necessary to fulfill the Contractor's obligations to the Government under this contract. If a subcontractor refuses to accept terms affording the Government such rights, the Contractor shall promptly bring such refusal to the attention of the Contracting Officer and not proceed with subcontract award without further authorization.

     (i) Relationship to patents. Nothing contained in this clause shall imply a license to the Government under any patent or be construed as affecting the scope of any license or other right otherwise granted to the Government.

E.   POTENTIALLY HAZARDOUS ITEMS (NASA FAR SUPP. 18-52.223-72)

     1. This clause applies to subcontracts requiring delivery of the following categories of materials such as pyrotechnics, pressure systems, propellants, flammables, solvents, fuel oxidizers, batteries, electrolytes, fuel oxidizers, pyros, bolt cutters, ext.

     2. The supplier shall furnish complete design information and drawings showing all details of construction, including materials, for all potentially hazardous items. These items or components are designated as potentially hazardous to employees and subcontractors who are to perform work in connection with installing them in combination with other equipment, or in testing them either alone or in combination with other items or components, or in handling them. The supplier shall inform such employees or subcontractors of the potentially hazardous nature of these items or components before requesting or directing the performance of the work.

     3. This requirement for the delivery of data supersedes any terms of this contract permitting withholding of data.

     4. This clause, including this paragraph D, shall be included in each subcontract at any tier that calls for the manufacture or handling of potentially hazardous items or components as defined in paragraph A above.

F. SUBCONTRACTING PLAN AND REPORTS FOR SMALL BUSINESS AND SMALL DISAVANTAGED BUSINESS CONCERNS

     1. This clause is not applicable to subcontracts with small business and small disadvantaged business or to subcontracts valued at less than $500,000.

     2. FAR clause 52.219-9, "Small Business and Small Disadvantaged Business Subcontracting Plan", included in this subcontract requires the submission of a Subcontracting Plan prior to award of a subcontract, and submission of status reports. The reports shall be submitted as set forth in "C" and "D" of this clause.

     3. The Seller shall prepare and submit Standard Form 294 (Rev. 1-90) "Subcontracting Report for Individual Contracts" in accordance with the instructions on the back of the form. The SF 294 must be submitted to: Contracting Officer, Code 254.6, NASA/Goddard Space Flight Center, Greenbelt, MD 20771 on a semi-annual basis. Seller shall provide a copy of each report to Buyer's Procurement Representative. A final SF 294 must be submitted after subcontract completion. The final SF 294 submittal must be received no later than the due date for what would have been the next periodic report.

     4. The Seller shall prepare and submit Standard Form 295 (Rev. 1-90), "Subcontracting Report for Individual Contracts" in accordance with the instructions on the back of the form and in accordance with NASA FAR Supplement clause 18-52.219-75, "Small Business and Small Disadvantaged Business Subcontracting Reporting. The SF 294 must be submitted to NASA, Office Procurement (HM), Washington, D.C. 210506 on a quarterly basis no later than 30 days after the close of each reporting period which end: December 31, March 31, June 30, and September 30. Seller shall provide a copy of each report to Buyer's Procurement Representative.

G.   RELEASE OF INFORMATION

     It is NASA policy to encourage publication of scientific and technological advances and information developed under its contracts. However, publication or distribution of such data requires prior clearance from NASA. Likewise, any news release, including photographs and films, public announcements, denial or confirmation of same on any part or phase of the subject matter of this subcontract requires similar approval. Requests for approval shall be received by Buyer's Procurement Representative at least 20 working days prior to the desired publication, distribution or release date.

H.   CONTRACTOR ASSISTANCE

     NASA has retained the services of the following organizations for technical assistance in management of the GOES N,O, P, Q Program; UNIYSYS CORP; SWALES AND ASSOCIATES; MCDONNEL DOUGLAS CORPORATION, AND; JACKSON & TULL. In addition, NASA may designate additional organizations.

     Seller agrees to cooperate with personnel of the designated organizations by providing access to technical and schedule data, authorizing attendance at meetings, engaging in technical discussions and entering into agreements which will allow access to proprietary data and will protect disclosed data.

J.   FINANCIAL REPORTING OF GOVERNMENT-OWNED/CONTRACOR-HELD PROPERTY

     The Seller shall prepare and submit annually a NASA Form 1018, Report of Government-Owned/Contractor-Held Property, in accordance with 18-45.505-14 and the instructions on the form and in section 18-45.7101 of the NASA FAR Supplement, except that the reporting of space hardware shall be required only as directed in clause 18-52.245-78, Space Hardware Reporting, of this contract, if applicable.

     Then annual reporting period shall be from July 1 of each year to June 30 of the following year. The report shall be submitted by July to the following:


     Hughes Space & Communications Company
     P.O. Box 92919
     Los Angles, CA 90009
     Attention: Leathy A. Allen
     Bldg. S41, Mail Station A330

                            HUGHES AIRCRAFT COMPANY
                        PURCHASE ORDER ATTACHMENT GL-14

        INSURANCE PROTECTION, INDEMNIFICATION, AND SECURITY REQUIREMENTS
        ----------------------------------------------------------------


I. Prior to initiation of work, Seller shall deposit with Buyer's Purchasing Representative evidence of adequate insurance protection in the form of certificates. The amounts shall not be less then the amounts specified below, or such other amounts as specified in advance in writing by Buyer's Insurance Office


     Insurance Coverage                       Limits of Liability
     -------------------------------------------------------------
     A.    Worker's Compensation              Statutory
     B.    Employer's Liability               $ 5000,000 Each Accident
                                              $ 500,000 Disease-Policy Limit
                                              $ 500,000 Disease-Each Employee
     C.    General Liability                  $ 500,000 Combined Single Limit
           (Bodily Injury & Property Damage)  Each Occurrence
     D.    Automobile Liability               $ 500,000 Combined Single Limit
           (Bodily Injury & Property Damage)  Each Occurrence

II. Seller agrees to waive any rights of subrogation which Seller may have against Buyer under applicable Worker's Compensation Status. The insurance certificates must include Buyer as an additional insured. All certificates of insurance shall provide that the insurer give thirty (30) days written notice to the Buyer prior to the effective date of expiration, any material change, or cancellation. Said notice shall be submitted to Buyer's Purchasing Representative.

III. Notwithstanding the forgoing requirements, Seller shall indemnify and hold harmless Buyer, its office, employees, agents, and invitees from and against all claims, judgements liabilities, losses, injuries and damages of every nature (including incidental costs and expenses) caused by the acts or omissions to act by the Seller, its officers, employees, agents, invitees or vendors, directly or indirectly arising out of the performance of this purchase order or any act or failure to act by subcontractors or
     suppliers of the Seller.   Seller agrees that its employees shall work at
     Seller's risk, except as to damage or injuries caused directly by Buyer's agents or employees.

IV. Seller and its employees shall comply with all applicable State and local laws, ordinance codes and regulations, and all applicable Federal laws, Executive Orders, and Government Regulations; and Seller hereby indemnifies and agrees to hol Buyer harmless from and against all liabilities and penalties imposed for failure to do so.

V. Seller agrees that all its personnel who, pursuant to this purchase order, will be on Buyer's premises shall have appropriate authorization issued by Buyer's Security Office prior to being accorded access to Buyer's premises. Buyer will furnish the necessary security forms and Seller shall secure their execution and return to Buyer's Buyer's Security Office at least twenty-four (24) hours prior to the desired access to premises. Denial of access because of failure to comply with Buyer's security procedures shall not be basis for breach, nor substantiate any other claim whatsoever by the Selller.


9/91 Edition

                        Purchase Order Attachment GL-17

                           Optional FAR/DFARS Clauses
                           --------------------------

The following Federal Acquisition Regulation (FAR) Clauses and Department of Defense Supplement Clauses (DFARS) are added to and made a part of the Purchase Order General Provisions effective for this Purchase Order.

ONLY THOSE CLAUSES CITED ON THE FACE OF OR IN THE TEXT OF THIS ORDER ARE INCORPORATED BY THIS REFERENCE.

FAR/DFARS
REFERENCES           TITLE
----------           -----

A.  Reserved

B.  52.215-22      Price Reflection for Defective Cost or Pricing Data. Buyer's
                   prime contract contains the clause. The obligation which FAR clause 52.215-24 in the prime contract requires the subcontractors are required of Seller. In addition to any other remedies provided by law or under this Order, if Buyer is subjected to any liability as the result of Seller's or lower-tier subcontractors' failure to comply with the of clause 52.215-24, then Seller agrees to indemnify and hold
                   Buyers harmless to the full extent of any loss, damage or expenses resulting from such failure.

C.  52-215.23      Price Reflection for Defective Cost or Pricing Data. Buyer's
                   prime contract contains their clause. The obligation which FAR clause 52.215-25 in the prime contract requires the subcontractors are required of Seller. In addition to any other remedies provided by law or under this Order, if Buyer is subjected to any liability as the result of Seller's or lower-tier subcontractors' failure to comply with the of clause 52.215-25, then Seller agrees to indemnify and hold
                   Buyers harmless to the full extent of any loss, damage or expenses resulting from such failure.

D.  52.215.24      Subcontractor Cost or Pricing Data. The certificate required by paragraph (b) is Buyers Form 9784A CS.

E.  52.215-25      Subcontractor Cost or Pricing Data Modifications. The
                   certificate required by paragraph (c) is Buyer's Form 9784A
                   CS.

F.  Authorization and Comment (Alternate 1)

G.  Reserved

H.  52.227-9        Refund and Royalties

I.  52.227-11      Patent Rights- Retention by the Contractor (Short Form). In
                   addition, FAR 52.227-12 in hereby deleted from Buyer's
                   Purchase Order General Provisions.

J.  52.227-13      Patent Rights- Acquisition By The Government. In addition,
                   FAR 52.227-12 is hereby deleted from Buyer's Purchase Order
                   General Provisions.

K.  52.229-4       Federal, State, and Local taxes (Non-competitive Contract).
                   "Government" means Buyer except in the definition of "Excepted Tax" and "Contracting Officer" means Buyer's
                   Purchasing Representative. FAR 52.229-3 in hereby deleted from Purchase Order General Provisions.

10/96 Edition                          1

L.  52.230-2       Cost Accounting Standards. Paragraph(b) of the clause is
                   deleted. Seller shall communicate and otherwise deal directly with the Contracting Officer to the extent practicable and permissible as to all matters relating to Cost Accounting
                   Standards. Seller shall provide Buyer with copies of all communications between Seller and the Contracting Officer respecting this clause and clause 52.230-6, provided Seller shall not be required to disclose to Buyer such communications containing information which is privileged and confidential to the Seller. In addition to any other remedies provided by law or under this Order, Seller agrees to indemnity and hold Buyer harmless to the full extent of any loss, damage or expense if Buyer is subjected to any liability as the result of a failure of the Seller or its lower-tier subcontractors to comply with the requirements of this clause or clause 52.230-6.

M.  52.230-6       Administration of Cost Accounting Standards.

N.  52.230-3       Disclosure and Consistency of Cost Accounting Practices.
                   Paragraph(b) of the clause is deleted. Seller shall communicate and otherwise deal directly with the Contracting
                   Officer to the extent practicable and permissible as to all matters relating to Cost Accounting Standards. Seller shall provide Buyer with copies of all communications between Seller and the Contracting Officer respecting this clause and clause 52.230-6, provided Seller shall not be required to disclose to Buyer such communications containing information which is privileged and confidential to the Seller. In addition to any other remedies provided by law or under this Order, Seller agrees to indemnity and hold Buyer harmless to the full extent of any loss, damage or expense if Buyer is subjected to any liability as the result of a failure of the Seller or its lower-tier subcontractors to comply with the requirements of this clause or clause 52.230-6.

O.  52.230-5       Cost Accounting Standards-Educational Instructions. Paragraph
                   (b) of the clause is deleted. Seller shall communicate and otherwise deal directly with the Contracting Officer to the extent practicable and permissible as to all matters relating to Cost Accounting Standards. Seller shall provide Buyer with copies of all communications between Seller and the Contracting Officer respecting this clause and clause 52.230-
                   6, provided Seller shall not be required to disclose to Buyer such communications containing information which is privileged and confidential to the Seller. In addition to any other remedies provided by law or under this Order, Seller agrees to indemnity and hold Buyer harmless to the full extent of any loss, damage or expense if Buyer is subjected to any liability as the result of a failure of the Seller or its lower-tier subcontractors to comply with the requirements of this clause 52.230-6.

P.  52.237-2       Protection of Government Buildings, Equipment, and
                   Vegetation.

Q.  Reserved

R.  52.245-2       Government Property (Fixed-Price Contracts) (Alternate 1).
                   This provision is only applicable with the prior approval of Buyer's Contracting Officer.

 .                  "Contracting Officer" means Buyer's Purchasing Representative
 .                  "Government" means U. S. Government or Buyer.
 .                  The fourth sentence of paragraph (b) is changed to read:
                   "Neither the Government nor the Buyer shall be liable."

S.  52.245-17      Special Tooling. "Contracting Officer" means Buyer's
                   Purchasing Representative, and "Government" means Buyer except in paragraph (c) where it means U. S. Government or Buyer. The term "90 days" is changed to "120 days" in paragraph (f).

T.  52.245-18      Special Test Equipment. "Contracting Officer" means Buyer's
                   Purchasing Representative. In paragraph (b)(4), "Government-owned" means Buyer-owned and/or Government-owned. The term
                   "30 days" in the second sentence of paragraph (b) and in the second and third sentence of paragraph (c) is changed to "45 days."

10/96 Edition                          2

U.  52.246-23      Limitation of Liability.

V.  52.246-24      Limitation of Liability - High-Value Items. This Provision is
                   only applicable with the prior written approval of the Buyer's Contracting Officer. Insert the following preamble before paragraph (a) of the clause. This clause shall apply only to those items identified in this Order as being subject to the clause."

W.  52.246-25      Limitation of Liability - Services Contract.

X.  Reserved

Y.  252.225-7026   Reporting of Contract Performance Outside the United States.

Z.  Reserved

AA. 252.225-7001   Buy-American Act and Balance of Payments Program.
                   "Government" means Buyer or U. S. Government as applicable.

BB. 252.225-7007   Trade Agreements Act.  "Government" means Buyer or U. S.
                   Government or applicable.

CC. 52.215-27      Termination of Defined Benefit Pension Plans.  "Contracting
                   Officer" shall mean Buyer.

DD. 52.215-39      Revisions or Adjustment of Plans for Post retirement Benefit
                   Other than Pensions (PRB). "Contracting Officer" shall mean
                   Buyer.

EE. 252.225-7002   Qualifying Country Sources as Subcontractors.

FF. 252.235-7003   Frequency Authorization.  "Contracting Officer" means Buyer's
                   Purchasing Represenative.

GG. Reserved

HH. Reserved

II. 52.225-7       Balance of Payments Program.

JJ. 52.225-9       Buy-American Act - Trade Agreements Act - Balance of Payments
                   Program.

KK. 252.225-7027   Limitations on Sales Commissions and Fees.

LL. 252.227-7036   Certification of Technical Data Conformity.

MM. Reserved

NN. 52.232-16      Progress Payments. Buyer's contract provides for progress
                   payments in accordance with the cited PAR provision. A request for progress payments will not be considered as a handicap or adverse factor in the award of Purchase Order.
                   Seller certifies that if awarded progress payments, it has an accounting system which will adequately accumulate costs and accommodate progress payments. All invoicing by Seller shall be on a properly completed and submitted SF1443. All references to "Contracting Officer" and "Government" shall mean Buyer in all instances within the clauses except in sections (a), (1) (z), and in those subparagraphs involving vesting of title and title of loss.

OO. 52.232-16      Progress Payments (Small Business) (Alternate 2). Buyer's
                   contract provides for progress payments in accordance with the cited FAR provision. A request for progress payments will not be considered a handicap or adverse factor in the award of Purchase Orders. Seller


10/96 Edition                          3
                   certifies that if awarded progress payments, it has an accounting system which will adequately accumulate costs and accommodate progress payments. All invoicing by Seller shall be a properly completed and submitted SF1443. All references to "Contracting Officer involving

PP. Reserved

QQ. Reserved

RR. 252.232-7003   Flexible Progress Payments. Buyer's contract allows flexible progress payments in accordance with the cited DFARS provision. References to "Government" in paragraphs (c) and
                   (d) shall mean Buyer.

THE TEXT OF THIS DOCUMENT SHALL NOT BE CHANGED EXCEPT BY WRITTEN AGREEMENT BETWEEN BUYER AND SELLER


10/96 Edition                          4

                        PURCHASE ORDER ATTACHMENT SS-01

                   CONTRACT AND CONSULTANT SERVICES CONTRACTS

I. PERFORMANCE. Seller shall use its best efforts, shall perform or assign work personnel satisfactory to Buyer, shall perform the work in accordance with the highest standards, shall effect completion of each assigned task on or before the date specified, if any, and shall pay promptly, when due, all claims by Seller's personnel for services relating to the work.

II.   Deleted by HSC

III. TIME. Time is of the essence; however, Seller shall not be liable for any delay in performance due to causes beyond Seller's reasonable control and without Seller's fault or negligence.

IV. SECURITY. When access to Buyer's facility is required by Seller or Seller's personnel in the performance of services under this agreement, Seller shall secure and execute Buyer's security forms furnished by the Buyer for facility access. These forms shall be returned at least twenty-four (24) hours prior to the desired access. If access to classified information is required in performance of the services, Seller shall meet the security clearance requirements of the U. S. Government as set forth in the current edition of the Industrial Security Manual for Safeguarding Classified Information (Attachment to DD Form 441). In the event such security clearance requirements are not met by Seller, this agreement shall be of no force or effect. Seller agrees that all of Seller's personnel who, pursuant to this agreement, will have access to classified information shall have appropriate personal security clearances which are still in effect, prior to being accorded access to such information. Seller shall at all times safeguard all classified information received, generated or reproduced during the performance of this agreement in accordance with the provisions of the current edition of the DoD Security Manual (Attachment to DD Form 441).

V. ACCESS TO PLANT PROPERTY. Without limiting Seller's obligations under Clause IV. above, Seller shall comply with all rules and regulations established by Buyer for access to and activities in and around Buyer's plants and properties.

VI.   RELATIONSHIP.

      A. For service contracts, Seller and all individuals assigned by the Seller to assist the Buyer will, at all times during the performance of this agreement and in connection with any services rendered to Buyer, be considered employees of Seller. No relationship of employer-employee is created by this agreement or by Seller's service.

      B. For consultant services contracts, Seller will at all times during the performance of this agreement and in connection with any services rendered by Buyer, be considered an independent contractor.

          Seller hereby acknowledges that Buyer is not obligated to provide Worker's Compensation Insurance covering Seller's personnel or any other employee insurance or benefits of Buyer. Seller is notified that Buyer considers the Federal Insurance Contributions Act and the withholding provisions of the Federal or State Revenue Codes as not being applicable to any payments by Buyer to Seller pursuant to this agreement.

VII. INSURANCE. Seller shall comply with Buyer's Attachment GL-14, "Insurance Protection, Indemnification and Security Requirements", and said attachment is incorporated into this agreement by this reference. However, if Seller is an individual who will personally perform all the work, Seller shall not be required to submit evidence of Worker's





The text of this document shall not be changed except by written agreement between Buyer and Seller.


6/97 Edition                                                         Page 1 of 3

        Compensation of Employer's Liability Insurance.

VIII. DISCLOSURE OF INFORMATION.

        A.  Deleted by HSC.

        B. Any information disclosed by personnel of Buyer or observed within any facility of Buyer, will be used only by said personnel or agents of Seller in performing under this purchase order and shall not otherwise be disclosed to others except to Buyer's personnel on a need-to-know basis in performing under said purchase order. The foregoing restrictions shall not apply to documented information already in possession of Seller, already in the public domain, or received from a third party without restrictions.

        C. Information which is disclosed to any employee of Buyer or submitted as a deliverable item during or as a result of Seller's performance under this purchase order, shall not be deemed disclosed or received in confidence unless pursuant to an agreement in writing between Buyer and Seller or predetermined and agreed to in this agreement.

        D. The obligations of confidentiality and restrictions on use and disclosure set forth herein shall survive completion or termination of the purchase order into which this attachment is incorporated.

IX.   Deleted by HSC.

X.    Deleted by HSC.

XI. INDUSTRIAL PROPERTY RIGHTS AGREEMENT. Whenever an employee of Seller performs services under this agreement in Buyer's facilities with personnel of Buyer, excluding the attending of meetings, Seller consents to said employee by signing the "Industrial Property Rights Agreement" attached as Exhibit "A" and incorporated by this reference, and agrees that any conflicts with Seller agreements with said employee shall be resolved in favor of such Industrial Property Rights agreement with Buyer. Each executed agreement shall be furnished to Buyer prior to said employee entering Buyer's facilities.

XII. IMMIGRATION REFORM AND CONTROL ACT. Seller shall comply with the requirements of the Immigration Reform and Control Act of 1986 and in particular, Seller shall be responsible for the completion and maintenance of the applicable I-9 forms. Seller hereby indemnified and agrees to hold Buyer harmless from any and all liability, damages, and penalties imposed by reason of Seller's failure to fully comply with said act.

XIII. TERMINATIONS.

        A. In addition to any other rights of Buyer hereunder and not in limitation thereof, this agreement may be terminated by Buyer at no cost to Buyer upon three (3) days written notice; provided however, that all rights of the parties under this agreement arising by calls or work assignments from the Buyer which were issued prior to the time of such termination shall survive such termination (see XIII.B below).

        B. Calls or work assignments under this agreement may be terminated by Buyer by giving written notice to Seller. Upon receipt of Notice of Termination, Seller shall terminate all work and deliver to Buyer the results of Seller's performance to that time, including, without limitation, the documents called for under Clauses VIII., IX., X., and XII. Above. In the event of such termination, Buyer shall make to Seller, and Seller shall accept as full compensation, payment at the rates prescribed in this agreement for travel expense as stipulated in this agreement and work performed up to the time of receipt of the Notice of Termination, less any and all previous payments made, and Buyer shall then be released from further obligation to make payments under this agreement.



The text of this document shall not be changed except by written agreement between Buyer and Seller.


6/97 Edition                                                         Page 2 of 3

XIV.  CONTROLS.

        A. The Seller shall maintain careful records in such a manner as to be able to determine at all times the exact current balance of the not-to-exceed funds in this agreement. If at any time Seller has reason to believe that the applicable payments which will accrue in the performance of this order in the next succeeding thirty (30) days, when added to all other payments and costs previously accrued, will exceed seventy-five percent (75%) of the not-to-exceed price then set forth, Seller shall give written notice to Buyer to that effect.

        B. Buyer shall not be obligated to pay Seller any amount in excess of the not-to-exceed price set forth in this agreement, and Seller shall not be obligated to continue performance if to do so would exceed the price, unless and until Buyer shall have notified Seller in writing that such no-to-exceed price has been increased and shall have specified in such notice a revised not-to-exceed amount which shall constitute the price for performance of the agreement. When and to the extent that the not-to-exceed price set forth has been increased, any time expended and authorized costs incurred by Seller in excess of the not-to-exceed price prior to the increase shall be allowable to the same extent as if such time expended and costs had been incurred after such increase.





The text of this document shall not be changed except by written agreement between Buyer and Seller.


6/97 Edition                                                         Page 3 of 3

                                   EXHIBIT A

                      INDUSTRIAL PROPERTY RIGHTS AGREEMENT

I, _______________________________, in consideration of my being granted access to Hughes Aircraft Company's (hereinafter referred to as "Hughes") facility for the purpose of performing under my employer's contract with Hughes, do hereby agree as follows:

I.   DISCLOSURE OF INFORMATION

     A.  Deleted by HSC

     B. I hereby agree that any information disclosed by personnel of Hughes or observed by me within any facility of Hughes will be used solely by me in performing under my employer's contract with Hughes and shall not otherwise be used by me or disclosed to others except Hughes personnel on a need-to-know basis as required for my performance and that documents disclosing said computer software or other information shall not be duplicated or portions copied without prior permission of Hughes. The above restrictions shall not apply to documented information already in my possession, to documented information already in the public domain, or to documents rightfully received from third party without restriction.

     C. I further agree that no information which is disclosed to any Hughes employee during or as a result of my performance is to be deemed disclosed or received in confidence unless pursuant to an agreement in writing between Hughes and my employer.

     D. I agree that the restrictions on use and disclosure of information set forth herein shall survive completion of termination of my employer's contract with Hughes.


II.  COPYRIGHTABLE MATERIAL

     Deleted by HSC.

II.  INVENTIONS

     A.  Deleted by HSC.

     B.  Deleted by HSC.


                                          Employer __________________________


                                          Signature _________________________


                                          Date ______________________________


The text of this document shall not be changed except by written agreement between Buyer and Seller.


6/97 Edition                                                        Page 1 of 1

                                   EXHIBIT B

                        Additional Terms and Conditions

The following modified terms and conditions shall apply to this Subcontract:


NUMBER  TITLE                                                                           DATE
------  ----------------------------------------------------------------------------    -----
GL-21   PURCHASE ORDER GENERAL PROVISIONS AND                                           10/96
        SHIPPING INSTRUCTIONS, WITH THE FOLLOWING
        MODIFICATIONS:

        1. WARRANTIES, Delete this paragraph in its entirety, and substitute the following in lieu thereof:

        Seller warrants that the SSGS system will operate in accordance with the requirements of this subcontract for a period of five years from the date of launch of the GOES-N Satellite. Seller further warrants to Buyer that the SSGS shall (1) be free from all defects in manufacture and workmanship, and (2) to the extent not manufactured pursuant to designs furnished by Buyer, be free from all defects in design. Seller further warrants that (1) it has the right to license the Exhibit C software to Buyer, (2) the Exhibit C software will be free of time-based and event-based self-disabling codes, and (3) any software documentation will faithfully and accurately support the Exhibit C software.

        In the event a nonconformity, defect or error is found in the SSGS system, Seller will repair or replace the nonconforming errant or defective software or hardware within a reasonable time, not to exceed
        90 days, after receipt of notice of the nonconformity, defect or error.

        The above warranty applies if it is established that the nonconformity, error or defect arises from the SSGS originally delivered to Buyer, as certified by Buyer in its "Acceptance Letter", or the SSGS subsequently modified, upgraded, replaced or substituted by Seller. In addition, operator error that causes a malfunction to the SSGS or the GOES-N
        Satellite shall not be covered by this warranty.

        4. SELLER'S DATA: Revise paragraph 4(c)(1), revise the opening portion of the sentence as follows: "To the extent that Seller establishes a claim to statutory copyright in any data first produced in the performance of this Order, Seller grants the Buyer..."

        9.  INVOICES:  This Section is deleted in its entirety.

        14. PRECEDENCE: The following order of precedence is applicable under this subcontract:

               1) The subcontract, including attachments (and modifications),
               2) The Software License Agreements
               3) The Statement of Work and Specification

                                   EXHIBIT B

                        Additional Terms and Conditions

The following modified terms and conditions shall apply to this Subcontract:


NUMBER  TITLE                                                                           DATE
------  ----------------------------------------------------------------------------    -----
GL-21   PURCHASE ORDER GENERAL PROVISIONS AND                                           10/96
        SHIPPING INSTRUCTIONS, WITH THE FOLLOWING
        MODIFICATIONS (Continued):

        The following paragraphs are incorporated herein:

        19.  FINAL ACCEPTANCE:

        Buyer and Buyer's customer shall perform final acceptance tests of the SSGS within nine (9) months of launch of the GOES N spacecraft. Final acceptance tests shall determine whether (1) the SSGS conforms to the requirements of this subcontract, (2) is free from all defects in manufacture and workmanship, and (3) to the extent not manufactured pursuant to designs furnished by Buyer, is free from all defects in design. Final acceptance shall further determine whether (1) the Exhibit C software is free of time-based and event-based self-disabling codes, and (2) the Exhibit C software documentation faithfully and accurately support the Exhibit C software.

        If the SSGS successfully meets the above requirements, Buyer shall notify Seller in writing that the SSGS is being finally accepted. Upon final acceptance of the SSGS, Seller may submit its final invoice for payment under this subcontract. Final acceptance and final payment shall not relieve Seller of its warranty obligations under Article 1.

        If the SSGS fails to meet any of the above requirements, Buyer shall promptly notify Seller in writing, and Seller shall have a reasonable time, not to exceed 90 days, thereafter within which to make corrections to the SSGS to meet such requirements, and Buyer shall thereafter have an additional reasonable time, not to exceed 30 days, to reconduct acceptance tests. Seller shall make such corrections to the SSGS at Seller's sole risk and expense. If the SSGS fails to meet any of the above requirements upon the second test, such failure may, at Buyer's option, be deemed a failure to deliver the SSGS and Buyer shall have all rights and remedies afforded to it as are applicable to nondelivery.

        20. INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES:

        In no event shall Seller be liable to Buyer for indirect, special, incidental or consequential damages under this subcontract. However, for a period of five years from the date of launch of the GOES-N
        Satellite, it is agreed that the Seller shall be responsible for all of its costs, both necessary and incidental, to participate and support
        Buyer and Buyer's customer in performing anomaly investigation(s) and inspection(s), and in establishing work around(s).


                                   Exhibit C
            List of Known Deliverable Software and Software Licenses



DELIVERABLE SOFTWARE  SOFTWARE LICENSE

ISI COTS SOFTWARE:  Exhibit D
EPOCH 2000
ABE (Archive Browser & Extractor)
OASYS (Orbit Analysis System Software)


Third Party COTS SOFTWARE:  Exhibit E
***
***
***
***
***
Development Software:  Exhibit G
GTACS Support Software
Scheduler Support Software
MRS&S Software (MDL Receive System & Server)
DID Software (Dynamic Interaction Diagnostics)
OATS Software (Orbit and Attitude Tracking System)

***Confidential portions omitted and filed separately with the Commission.

                                   EXHIBIT D
                      ISI COTS SOFTWARE LICENSE AGREEMENT

     This Software Agreement ("Agreement") is entered into between Integral Systems Inc. ("Licensor") and Hughes Space & Communications Company ("Licensee", "HSC" or "Buyer").

1. Definitions

     a. Product Activation Sheet. The term "Product Activation Sheet" means a written form, signed by Licensor, containing information necessary for the generation of, and including, the activation key(s).

     b. Software. The term "Software" shall mean, but is not limited to, the computer program or programs listed in Exhibit C, attached hereto, in machine readable form, and any and all related materials pertinent to the software requirements specifications, interface specifications, flow charts, logic diagrams, training materials, operating procedures, primers, version description documents, and includes permitted reproductions made by HSC. Such other software, as the Licensor may require in its performance of the GOES Subcontract, shall be included in future updates to Exhibit C. "Software" includes the object code and documentation as it is originally provided, or in any form it may be converted into by the HSC. The term Software includes any corrections, bug fixes, enhancements, updates or other modifications to such computer programs and documentation.

     c. COTS Software. The term "COTS Software" shall mean Integral Systems, Inc.'s commercial off the shelf software, object code only.

     d. Certificate of Installation. The term "Certificate of Installation" means a written notice, signed by Licensor, certifying that the Software has been installed and that the Software operates as described in the user manuals.

     e. Agreement. The term "Agreement" means all the provisions contained herein.

     f.  Order or GOES Subcontract.   The terms "Order" or "GOES Subcontract"
means Subcontract No. J8-759124-C3JP, between Hughes Space & Communications Company and Integral Systems, Inc..

     g. Use. The term "Use" shall mean copying any portion of software into a computer or transmitting any portion thereof to a computer for execution of the instructions or statements contained in the software.

     h. Documentation. The term "Documenation" shall mean training materials, operation manuals, and other information or data furnished by ISI in support of the software.

     i. Defective Software. The term "Defective Software" shall mean any software that does not meet ISI's specifications.

     j. CPU. The term "CPU" shall mean HSC's designated central processing unit and its associated peripheral equipment on which the software is to be used.

     k. Site. The term "Site" shall mean the authorized business operating unit or geographic location of HSC at which the software is to be used as stated in the order.

     l.  Licensor. The term "Licensor" shall mean Integral Systems, Inc. ("ISI")

     m. Licensee. The term "Licensee" shall mean Hughes Space & Communications Company ("HSC").

     n.  Licensee's Customer.  The term "Licensee's Customer" shall mean the
U. S. Government.

2. License

     a. Grant of License. In consideration for the GOES Subcontract award by Licensee to Licensor, Licensor grants Licensee, pursuant to the terms and conditions of this Agreement, a perpetual, nonexclusive, transferable (to Licensee's Customer or Licensee's Customer's representatives), royalty free license to use the Software on a single computer. The terms and conditions of this Agreement do not apply to development or any third-party software that may be required for successful implementation of Licensor's Software.
                                                                -

     b. Authorized Equipment. Licensee shall use the Software only on the computer equipment ("Authorized Equipment") listed in the Product Activation Sheet(s). Licensee may temporarily transfer the Software to back-up computer equipment if the Authorized Equipment is inoperative and Licensee provides Licensor notice, in writing, identifying the new computer equipment and its location.

     c. Restrictions on Use. Licensee agrees to use the Software only for Licensee's, Licensee's representatives Licensee's Customer and Licensee's Customer's representatives own business in support of the GOES Program. Except as previously stated and/or otherwise provided for under this Agreement, Licensee shall not (i) permit any parent, subsidiaries, affiliated entities or third parties to use the Software without first obtaining written permission from Licensor, or (ii) allow access to the Software through any terminals located outside of Licensee's Site.

     d. Copies.  Licensee, solely to enable it to use the Software, may make two
(2) archival copies of the Software, provided that the copy shall include Licensor's copyright and any other proprietary notices. The Software delivered by Licensor to Licensee and the archival copies shall be stored at Licensee's Site. Licensee shall have no other right to copy, in whole or in part, the Software. Any copy of the Software made by Licensee is the exclusive property of Licensor.

     e. Modifications, Reverse Engineering. Neither Licensee nor Licensee's Customer shall disassemble, decompile or reverse engineer the COTS Software computer programs.

     f. Material Terms and Conditions. Licensee specifically agrees that each of the terms and conditions of this Section, 2. License, are material and that any use inconsistent with the terms and conditions of this Section 2 may cause irreparable injury to Licensor and that an adequate remedy at law would not be available to Licensor. Accordingly, Licensee acknowledges the right of Licensor to seek injunctive relief to cause the improper and inconsistent use of the software to cease.

     Prior to seeking such relief, Licensor agrees to provide Licensee a cure notice for any improper use of the Software. Licensee shall have sixty (60) days thereafter within which to cease and desist the improper use. If Licensee fails to cease such improper use in this cure period, Licensor may pursue any legal or equitable relief available to remedy such improper use, including but not limited to the relief acknowledged above.

3. Acceptance

     a. Acceptance. Acceptance of deliverable software shall be in accordance with the provisions of the GOES Subcontract and it's applicable documents (i.e., Statement of Work and Product Specification).

4. Ownership

     a. Title. Licensee and Licensor agree that Licensor owns all proprietary rights, including patent, copyright, trade secret, trademark and other proprietary rights, in and to the Software and any corrections, bug fixes, enhancements, updates or other modifications, including custom modifications, to the Software, whether made by Licensor or any third party.

     b. Transfers. Except as previously stated and/or otherwise provided for under this Agreement, under no circumstances shall Licensee sell, license, publish, display, distribute, or otherwise transfer to a third party the Software or any copy thereof, in whole or in part, without Licensor's prior written consent.

5. Confidential Information

     In the event that the software and documentation are proprietary to either Party and it is clearly defined as such, both Parties agree to take reasonable steps to protect the confidentiality of the disclosing Party's software and to ensure against any unauthorized transfer or disclosure of the software by the receiving Party without the prior written consent of the disclosing Party. The receiving Party shall have no obligation to maintain the confidentiality of any information which: (a) is now, or which hereafter, through no act or failure on the part of the receiving Party, becomes generally known or publicly available;
(b) is known to the receiving Party at the time of disclosure by the disclosing Party; (c) is developed independently by the receiving Party as evidenced by written records; or (d) becomes known to the receiving Party without restriction from another source.

     Licensee shall reproduce and include, on any copies of the software or documentation, any notices, including any proprietary notices, copyright notices, and restricted rights legends appearing on the software or documentation.

6. Warranty

     See GOES Subcontract

7. Limitations Period

     Deleted.

8. Consequential Damages

     See GOES Subcontract, EXHIBIT B

9. Limitation on Recovery

     See GOES Subcontract

10. Indemnification

     See GOES Subcontract

11. Term and Termination

     See GOES Subcontract

12. Assignment

     See GOES Subcontract

13. Force Majeure

     See GOES Subcontract

14. Arbitration

     See GOES Subcontract

15. Notices

     See GOES Subcontract

16. General Provisions

     See GOES Subcontract

17. Escrow Agreement

     Licensor and Licensee acknowledge under this agreement that the Developmental and COTS Software are the subject of an Escrow Agreement, incorporated into the GOES Subcontract.


AGREED:

LICENSOR:                                 LICENSEE:


Signature:                                Signature:
          ------------------------                  ------------------------
Name:                                      Name:
          ------------------------                  ------------------------
Title:                                     Title:
          ------------------------                  ------------------------
Address:                                   Address:
          ------------------------                  ------------------------

----------------------------------        ----------------------------------

Date:                                      Date:
          ------------------------                  ------------------------

                            PRODUCT ACTIVATION SHEET
                                      FOR
                    EPOCH TELEMETRY AND COMMANDING SOFTWARE


Licensee:                                       Licensee:
         -------------------------                       -------------------------
Host Name:                                      Host Name:
         -------------------------                       -------------------------
Host ID:                                        Host ID:
         -------------------------                       -------------------------
EPOCH Serial Number:                            EPOCH Serial Number:
                    --------------                                  --------------
Activation Key:                                 Activation Key:
               -------------------                             -------------------

Licensee:                                       Licensee:
         -------------------------                       -------------------------
Host Name:                                      Host Name:
         -------------------------                       -------------------------
Host ID:                                        Host ID:
         -------------------------                       -------------------------
EPOCH Serial Number:                            EPOCH Serial Number:
                    --------------                                  --------------
Activation Key:                                 Activation Key:
               -------------------                             -------------------

Licensee:                                       Licensee:
         -------------------------                       -------------------------
Host Name:                                      Host Name:
         -------------------------                       -------------------------
Host ID:                                        Host ID:
         -------------------------                       -------------------------
EPOCH Serial Number:                            EPOCH Serial Number:
                    --------------                                  --------------
Activation Key:                                 Activation Key:
               -------------------                             -------------------

Licensee:                                       Licensee:
         -------------------------                       -------------------------
Host Name:                                      Host Name:
         -------------------------                       -------------------------
Host ID:                                        Host ID:
         -------------------------                       -------------------------
EPOCH Serial Number:                            EPOCH Serial Number:
                    --------------                                  --------------
Activation Key:                                 Activation Key:
               -------------------                             -------------------

Licensee:                                       Licensee:
         -------------------------                       -------------------------
Host Name:                                      Host Name:
         -------------------------                       -------------------------
Host ID:                                        Host ID:
         -------------------------                       -------------------------
EPOCH Serial Number:                            EPOCH Serial Number:
                    --------------                                  --------------
Activation Key:                                 Activation Key:
               -------------------                             -------------------

Licensee:                                       Licensee:
         -------------------------                       -------------------------
Host Name:                                      Host Name:
         -------------------------                       -------------------------
Host ID:                                        Host ID:
         -------------------------                       -------------------------
EPOCH Serial Number:                            EPOCH Serial Number:
                    --------------                                  --------------
Activation Key:                                 Activation Key:
               -------------------                             -------------------

Licensee:                                       Licensee:
         -------------------------                       -------------------------
Host Name:                                      Host Name:
         -------------------------                       -------------------------
Host ID:                                        Host ID:
         -------------------------                       -------------------------
EPOCH Serial Number:                            EPOCH Serial Number:
                    --------------                                  --------------
Activation Key:                                 Activation Key:
               -------------------                             -------------------



_________________________________    _________________
LICENSOR Representative Signature    Date

                            PRODUCT ACTIVATION SHEET
                                      FOR
                            EPOCH DATABASE SOFTWARE


Licensee:                                       Licensee:
         -------------------------                       -------------------------
Host Name:                                      Host Name:
         -------------------------                       -------------------------
Host ID:                                        Host ID:
         -------------------------                       -------------------------
EPOCH Serial Number:                            EPOCH Serial Number:
                    --------------                                  --------------
Activation Key:                                 Activation Key:
               -------------------                             -------------------

Licensee:                                       Licensee:
         -------------------------                       -------------------------
Host Name:                                      Host Name:
         -------------------------                       -------------------------
Host ID:                                        Host ID:
         -------------------------                       -------------------------
EPOCH Serial Number:                            EPOCH Serial Number:
                    --------------                                  --------------
Activation Key:                                 Activation Key:
               -------------------                             -------------------

Licensee:                                       Licensee:
         -------------------------                       -------------------------
Host Name:                                      Host Name:
         -------------------------                       -------------------------
Host ID:                                        Host ID:
         -------------------------                       -------------------------
EPOCH Serial Number:                            EPOCH Serial Number:
                    --------------                                  --------------
Activation Key:                                 Activation Key:
               -------------------                             -------------------

Licensee:                                       Licensee:
         -------------------------                       -------------------------
Host Name:                                      Host Name:
         -------------------------                       -------------------------
Host ID:                                        Host ID:
         -------------------------                       -------------------------
EPOCH Serial Number:                            EPOCH Serial Number:
                    --------------                                  --------------
Activation Key:                                 Activation Key:
               -------------------                             -------------------

Licensee:                                       Licensee:
         -------------------------                       -------------------------
Host Name:                                      Host Name:
         -------------------------                       -------------------------
Host ID:                                        Host ID:
         -------------------------                       -------------------------
EPOCH Serial Number:                            EPOCH Serial Number:
                    --------------                                  --------------
Activation Key:                                 Activation Key:
               -------------------                             -------------------

Licensee:                                       Licensee:
         -------------------------                       -------------------------
Host Name:                                      Host Name:
         -------------------------                       -------------------------
Host ID:                                        Host ID:
         -------------------------                       -------------------------
EPOCH Serial Number:                            EPOCH Serial Number:
                    --------------                                  --------------
Activation Key:                                 Activation Key:
               -------------------                             -------------------

Licensee:                                       Licensee:
         -------------------------                       -------------------------
Host Name:                                      Host Name:
         -------------------------                       -------------------------
Host ID:                                        Host ID:
         -------------------------                       -------------------------
EPOCH Serial Number:                            EPOCH Serial Number:
                    --------------                                  --------------
Activation Key:                                 Activation Key:
               -------------------                             -------------------


_________________________________    _________________
LICENSOR Representative Signature    Date

                            PRODUCT ACTIVATION SHEET
                                      FOR
                            EPOCH TRENDING SOFTWARE


Licensee:                                    Licensee:
         -------------------------                    -------------------------
Host Name:                                   Host Name:
          ------------------------                     ------------------------
Host ID:                                     Host ID:
        --------------------------                   --------------------------
*** Key:                                     *** Key:
            ----------------------                       ----------------------

Licensee:                                    Licensee:
         -------------------------                    -------------------------
Host Name:                                   Host Name:
          ------------------------                     ------------------------
Host ID:                                     Host ID:
        --------------------------                   --------------------------
*** Key:                                     *** Key:
            ----------------------                       ----------------------

Licensee:                                    Licensee:
         -------------------------                    -------------------------
Host Name:                                   Host Name:
          ------------------------                     ------------------------
Host ID:                                     Host ID:
        --------------------------                   --------------------------
*** Key:                                     *** Key:
            ----------------------                       ----------------------

Licensee:                                    Licensee:
         -------------------------                    -------------------------
Host Name:                                   Host Name:
          ------------------------                     ------------------------
Host ID:                                     Host ID:
        --------------------------                   --------------------------
*** Key:                                     *** Key:
            ----------------------                       ----------------------

Licensee:                                    Licensee:
         -------------------------                    -------------------------
Host Name:                                   Host Name:
          ------------------------                     ------------------------
Host ID:                                     Host ID:
        --------------------------                   --------------------------
*** Key:                                     *** Key:
            ----------------------                       ----------------------

Licensee:                                    Licensee:
         -------------------------                    -------------------------
Host Name:                                   Host Name:
          ------------------------                     ------------------------
Host ID:                                     Host ID:
        --------------------------                   --------------------------
*** Key:                                     *** Key:
            ----------------------                       ----------------------

Licensee:                                    Licensee:
         -------------------------                    -------------------------
Host Name:                                   Host Name:
          ------------------------                     ------------------------
Host ID:                                     Host ID:
        --------------------------                   --------------------------
*** Key:                                     *** Key:
            ----------------------                       ----------------------

Licensee:                                    Licensee:
         -------------------------                    -------------------------
Host Name:                                   Host Name:
          ------------------------                     ------------------------
Host ID:                                     Host ID:
        --------------------------                   --------------------------
*** Key:                                     *** Key:
            ----------------------                       ----------------------


_________________________________    _________________
LICENSOR Representative Signature    Date

**Confidential portions omitted and filed separately with the Commission.

                            PRODUCT ACTIVATION SHEET
                                      FOR
                         OASYS ORBIT ANALYSIS SOFTWARE



Licensee:                                    Licensee:
         ------------------------------               ------------------------------
System Name:                                 System Name:
            ---------------------------                  ---------------------------
Machine ID No.:                              Machine ID No.:
               ------------------------                     ------------------------
No. of Concurrent Users:                     No. of Concurrent Users:
                        ---------------                              ---------------
OASYS Serial Number:                         OASYS Serial Number:
                    -------------------                          -------------------
Activation Key:    -    -    -     -         Activation Key:    -    -    -     -
               ------------------------                     ------------------------

Licensee:                                    Licensee:
         ------------------------------               ------------------------------
System Name:                                 System Name:
            ---------------------------                  ---------------------------
Machine ID No.:                              Machine ID No.:
               ------------------------                     ------------------------
No. of Concurrent Users:                     No. of Concurrent Users:
                        ---------------                              ---------------
OASYS Serial Number:                         OASYS Serial Number:
                    -------------------                          -------------------
Activation Key:    -    -    -     -         Activation Key:    -    -    -     -
               ------------------------                     ------------------------

Licensee:                                    Licensee:
         ------------------------------               ------------------------------
System Name:                                 System Name:
            ---------------------------                  ---------------------------
Machine ID No.:                              Machine ID No.:
               ------------------------                     ------------------------
No. of Concurrent Users:                     No. of Concurrent Users:
                        ---------------                              ---------------
OASYS Serial Number:                         OASYS Serial Number:
                    -------------------                          -------------------
Activation Key:    -    -    -     -         Activation Key:    -    -    -     -
               ------------------------                     ------------------------

Licensee:                                    Licensee:
         ------------------------------               ------------------------------
System Name:                                 System Name:
            ---------------------------                  ---------------------------
Machine ID No.:                              Machine ID No.:
               ------------------------                     ------------------------
No. of Concurrent Users:                     No. of Concurrent Users:
                        ---------------                              ---------------
OASYS Serial Number:                         OASYS Serial Number:
                    -------------------                          -------------------
Activation Key:    -    -    -     -         Activation Key:    -    -    -     -
               ------------------------                     ------------------------

Licensee:                                    Licensee:
         ------------------------------               ------------------------------
System Name:                                 System Name:
            ---------------------------                  ---------------------------
Machine ID No.:                              Machine ID No.:
               ------------------------                     ------------------------
No. of Concurrent Users:                     No. of Concurrent Users:
                        ---------------                              ---------------
OASYS Serial Number:                         OASYS Serial Number:
                    -------------------                          -------------------
Activation Key:    -    -    -     -         Activation Key:    -    -    -     -
               ------------------------                     ------------------------

Licensee:                                    Licensee:
         ------------------------------               ------------------------------
System Name:                                 System Name:
            ---------------------------                  ---------------------------
Machine ID No.:                              Machine ID No.:
               ------------------------                     ------------------------
No. of Concurrent Users:                     No. of Concurrent Users:
                        ---------------                              ---------------
OASYS Serial Number:                         OASYS Serial Number:
                    -------------------                          -------------------
Activation Key:    -    -    -     -         Activation Key:    -    -    -     -
               ------------------------                     ------------------------


_________________________________    _________________
LICENSOR Representative Signature    Date

                                   EXHIBIT E
                 THIRD PARTY COTS SOFTWARE SUBLICENSE AGREEMENT

     This Software Agreement ("Agreement") is entered into between Integral Systems Inc. ("Licensor") and Hughes Space & Communications Company ("Licensee", "HSC" or "Buyer").

1. Definitions

        a. Application Program. The term "Application Program" means Sublicensor's value-added application software with which the Runtime Programs are to be coupled (e.g. EPOCH, OASYS).

        b. End Product. The term "End Product" means the Runtime Programs coupled with the Application Programs.

        c. Full Use Program. The term "Full Use Program" means unaltered Programs with all functions intact.

        d. Hardware. The term "Hardware" means computer hardware and operating systems.

        e. Runtime Program. The term "Runtime Program" means Programs with the following restrictions imposed by the End Product on the operation of the Programs:

                (i) The End Product under Application Program control may be used to create new tables or alter tables only to the extent necessary to implement the End Product's functions. The End Product may not allow use of the Full Use Program's Create or Alter commands, or any other command that would allow the user to create tables or alter tables outside the scope of those necessary for the operation of the End Product;

                (ii) The End Product may not allow use of the SQL*Forms or any other functionality that would enable modification of SQL*Forms created by the End Product or generation of new SQL*Forms; and

                (iii) The End Product may not allow use of the Programs outside the scope of the End Product or for general purpose database management.

        f. Program(s). The term "Program" shall mean the object code computer software programs.

        g. Product Activation Sheet. The term "Product Activation Sheet" means a written form, signed by Licensor, containing information necessary for the generation of, and including, the activation key(s).

        h. Software. The term "Software" shall mean, but is not limited to, the third-party proprietary software listed in Exhibit C, attached hereto, in machine readable form, and any and all related materials pertinent to the software requirements specifications, interface specifications, flow charts, logic diagrams, training materials, operating procedures, primers, version description documents, and includes permitted reproductions made by HSC. Such other software, as the Licensor may require in its performance of the GOES Subcontract, shall be included in future updates to Exhibit C. "Software" includes the object code and documentation as it is originally provided, or in any form it may be converted into by the HSC. The term Software includes any corrections, bug fixes, enhancements, updates or other modifications to such computer programs and documentation.

        i. COTS Software. The term "COTS Software" shall mean *** commercial off the shelf software, object code only.

        j. Certificate of Installation. The term "Certificate of Installation" means a written notice, signed by Licensor, certifying that the Software has been installed and that the Software operates as described in the user manuals.


***Confidential portions omitted and filed separately with the Commission.

        k. Agreement. The term "Agreement" means all the provisions contained herein.

        l. Order or GOES Subcontract.   The terms "Order" or "GOES Subcontract"
           means Subcontract No. J8-759124-C3JP, between Hughes Space & Communications Company and Integral Systems, Inc..

        m. Use. The term "Use" shall mean copying any portion of software into a computer or transmitting any portion thereof to a computer for execution of the instructions or statements contained in the software.

        n. Documentation. The term "Documenation" shall mean training materials, operation manuals, and other information or data furnished by ISI in support of the software.

        o. Defective Software. The term "Defective Software" shall mean any software that does not meet third-party's specifications.

        p. CPU. The term "CPU" shall mean HSC's designated central processing unit and its associated peripheral equipment on which the software is to be used.

        q. Site. The term "Site" shall mean the authorized business operating unit or geographic location of HSC at which the software is to be used as stated in the order.

        r. Sublicensor. The term "Sublicensor" shall mean Integral Systems, Inc. ("ISI")

        s. Sublicensee. The term "Sublicensee" shall mean Hughes Space & Communications Company ("HSC").

        t. Sublicensee's Customer. The term "Sublicensee's Customer" shall mean the U.S. Government.

2. Sublicense

        a. Grant of License. In consideration for the GOES Subcontract award by Sublicensee to Sublicensor and COTS Software owners grants of authority to Sublicensor to sublicense their COTS Software Programs listed in Exhibit B (attached hereto), Sublicensor grants Sublicensee, pursuant to the terms and conditions of this Agreement, a nonexclusive, transferable (to Sublicensee's representatives, Sublicensee's Customer or Sublicensee's Customer's representatives), royalty free limited license to use an object code copy of the Runtime Programs with the Application Programs on the Hardware listed in the "Product Activation Sheets" attached to the Integral Systems Inc. Software License Agreement.

        b. Restrictions on Use. Sublicensee agrees to use the Runtime Program only for Sublicensee's and Sublicensee's Customer's own business in support of the GOES Program. Sublicensee agrees not to use the Runtime Program for any purpose outside the scope of the GOES Subcontract. Except as previously stated and/or otherwise provided for under this agreement, Sublicensee shall not (i) permit any parent, subsidiaries, affiliated entities or third parties to use the Program(s), or (ii) allow access to the Program(s) through any terminals located outside of Sublicensee's' Site.

        c. Copies. Sublicensee or Sublicensee's Customer, solely to enable it to use the Runtime Program, may make one (1) archival copy of the Program(s), provided that the copies shall include the COTS Software's owner's copyright and any other proprietary notices. The Program(s) delivered by Sublicensor to Sublicensee and the archival copies shall be stored at Sublicensee's Site. Sublicensee shall have no other right to copy, in whole or in part, the Program(s). Any copy of the Runtime Program made by Sublicensee is the exclusive property of the COTS' Software's owner(s).

     d. Modifications, Reverse Engineering. Sublicensee agrees that only Sublicensor shall have the right to alter, maintain, enhance or otherwise modify the Program(s). Sublicensee shall not disassemble, decompile or reverse engineer the Program(s).

3. Acceptance

     a. Acceptance. Acceptance of deliverable software shall be in accordance with the provisions of the GOES Subcontract and its applicable documents (i.e., Statement of Work and Product Specification).

4. Ownership

     a. Title. Sublicensee and Sublicensor agree that the creator of the COTS Software owns all proprietary rights, including patent, copyright, trade secret, trademark and other proprietary rights, in and to the Runtime Program and any corrections, bug fixes, enhancements, updates or other modifications to the Runtime Program.

     b. Transfers. Except as previously stated and/or otherwise provided for under this agreement, under no circumstances shall Sublicensee sell, license, publish, display, distribute, or otherwise transfer to a third party the Program(s) or any copy thereof, in whole or in part, without Sublicensor's prior written consent.

5. Confidential Information

     In the event that the software and documentation are proprietary to either Party and it is clearly defined as such, both Parties agree to take reasonable steps to protect the confidentiality of the disclosing Party's software and to ensure against any unauthorized transfer or disclosure of the software by the receiving Party without the prior written consent of the disclosing Party. The receiving Party shall have no obligation to maintain the confidentiality of any information which: (a) is now, or which hereafter, through no act or failure on the part of the receiving Party, becomes generally known or publicly available;
(b) is known to the receiving Party at the time of disclosure by the disclosing Party; (c) is developed independently by the receiving Party as evidenced by written records; or (d) becomes known to the receiving Party without restriction from another source.

     Licensee shall reproduce and include, on any copies of the software or documentation, any notices, including any proprietary notices, copyright notices, and restricted rights legends appearing on the software or documentation.

6. Warranty

     See Goes Subcontract.

7.  Inherently Dangerous Activity

     The Program(s) are not specifically developed, or licensed for use in any inherently dangerous applications. Sublicensee agrees that Oracle and Sublicensor shall not be liable for any claims or damages arising from such use if the Sublicensee uses the Program(s) for such applications. Sublicensee agrees to indemnify and hold Oracle and Sublicensor harmless from any claims for losses, costs, damages, or liability arising out of or in connection with the use of the Program(s) in such applications.

     The parties acknowledge and agree that the software is intended for use in
(1) moving the spacecraft into geosyncronous orbit after separation from the launch vehicle, and (2) for controlling the spacecraft in geosyncronous orbit. The parties further acknowledge and agree that such use of the software does not constitute an 'inherently dangerous application' as set forth above and Licensor shall make no claim or assertion that it constitutes an 'inherently dangerous application'.

8.  Consequential Damages

     See GOES Subcontract.

9. Limitation on Recovery

     See GOES Subcontract.

10. Indemnification

     See GOES Subcontract.

11. Term and Termination

     See GOES Subcontract.

12. Assignment

     See GOES Subcontract.

13. Force Majeure

     See GOES Subcontract.

14. Arbitration

     See GOES Subcontract.

15. Notices

     See GOES Subcontract.

16. General Provisions

     See GOES Subcontract.


AGREED:

SUBLICENSOR:                            SUBLICENSEE:


Signature:                              Signature:
          ----------------------                  ----------------------
Name:                                   Name:
     ---------------------------             ---------------------------
Title:                                  Title:
      --------------------------              --------------------------
Address:                                Address:
        ------------------------                ------------------------
Date:                                   Effective Date:
     ---------------------------                       -----------------

                                   Exhibit F
                    Preferred Escrow Agreement Introduction

The Preferred agreement caters to those customers who demand more sophisticated escrow arrangements. It is a three-party contract that involves constant administration by DSI and ongoing contact between DSI, the depositor and the beneficiary. The depositor and beneficiary will receive signed and inspected confirmations from DSI for every deposit; an account history report every six months to notify them of the status of the escrow; and ongoing monitoring services to ensure compliance of contract terms. In addition, the Preferred escrow provides audit rights to both parties; technical verifications for the the beneficiary; tailored release conditions; grant of use rights and deposit content definition; and overall ability to modify terms for unique requirements.

DSI's Preferred customers benefit from these unique features:

 .  Technical Verification options.

 .  Tailored release conditions.

 .  Written notification detailing the contents of the initial deposit and each update.
 .  Semi-annual account histories listing all deposit activity.

 .  DSI direct billing to beneficiary.

 .  Technology Protection Program services.

 . Deposit inspection with signed receipt for both the depositor and beneficiary.

For additional benefits, choose DSI's Comprehensive Preferred addendum and receive these additional features:

 .  Recurring Level I Verification.

 .  Continual DeposiTrack Service.

 .  Unlimited updates/replacements and one additional storage unit.

                           PREFERRED ESCROW AGREEMENT

                     Account Number ______________________


This Agreement is effective __________________, 1999 among Data Securities International, Inc. ("DSI"), Integral Systems Inc. ("ISI") ("Depositor") and Hughes Space and Communications (HSC) ("Preferred Beneficiary"), who collectively may be referred to in this Agreement as "the parties."

A. Depositor and Preferred Beneficiary have entered or will enter into a license agreement, development agreement, and/or other agreement regarding certain proprietary technology of Depositor (referred to in this Agreement as "the license agreement").

B. Depositor desires to avoid disclosure of its proprietary technology except under certain limited circumstances.

C. The availability of the proprietary technology of Depositor is critical to Preferred Beneficiary in the conduct of its business and, therefore, Preferred Beneficiary needs access to the proprietary technology under certain limited circumstances.

D. Depositor and Preferred Beneficiary desire to establish an escrow with DSI to provide for the retention, administration and controlled access of the proprietary technology materials of Depositor.

E. The parties desire this Agreement to be supplementary to the license agreement pursuant to 11 United States [Bankruptcy] Code, Section 365(n).


ARTICLE 1  --  DEPOSITS

1.1  Obligation to Make Deposit.  Upon the signing of this Agreement by the
     --------------------------
parties, Depositor shall deliver to DSI the proprietary information and other materials ("deposit materials") required to be deposited by the license agreement or, if the license agreement does not identify the materials to be deposited with DSI, then such materials will be identified on an Exhibit A. If Exhibit A is applicable, it is to be prepared and signed by Depositor and Preferred Beneficiary. DSI shall have no obligation with respect to the preparation, signing or delivery of Exhibit A.

1.2  Identification of Tangible Media.  Prior to the delivery of the deposit
     --------------------------------
materials to DSI, Depositor shall conspicuously label for identification each document, magnetic tape, disk, or other tangible media upon which the deposit materials are written or stored. Additionally, Depositor shall complete Exhibit B to this Agreement by listing each such tangible media by the item label description, the type of media and the quantity. The Exhibit B must be signed by Depositor and delivered to DSI with the deposit materials. Unless and until Depositor makes the initial deposit with DSI, DSI shall have no obligation with respect to this Agreement, except the obligation to notify the parties regarding the status of the deposit account as required in Section 2.2 below.

1.3  Deposit Inspection.  When DSI receives the deposit materials and the
     ------------------
Exhibit B, DSI will conduct a deposit inspection by visually matching the labeling of the tangible media containing the deposit materials to the item descriptions and quantity listed on the Exhibit B. In addition to the deposit inspection, Preferred Beneficiary may elect to cause a verification of the deposit materials in accordance with Section 1.6 below.

1.4  Acceptance of Deposit.   At completion of the deposit inspection, if DSI
     ---------------------
determines that the labeling of the tangible media matches the item descriptions and quantity on Exhibit B, DSI will date and sign the Exhibit B and mail a copy thereof to Depositor and Preferred Beneficiary. If DSI determines that the labeling does not match the item descriptions or quantity on the Exhibit B, DSI will (a) note the discrepancies in writing on the Exhibit B; (b) date and sign the Exhibit B with the exceptions noted; and (c) provide a copy of the Exhibit B to Depositor and Preferred Beneficiary. DSI's acceptance of the deposit occurs upon the signing of the Exhibit B by DSI. Delivery of the signed Exhibit B to Preferred Beneficiary is Preferred Beneficiary's notice that the deposit materials have been received and accepted by DSI.

1.5  Depositor's Representations.  Depositor represents as follows:
     ---------------------------

     a. Depositor lawfully possesses all of the deposit materials deposited with DSI;

     b. With respect to all of the deposit materials, Depositor has the right and authority to grant to DSI and Preferred Beneficiary the rights as provided in this Agreement;

     c. The deposit materials are not subject to any lien or other encumbrance;

     d. The deposit materials consist of the proprietary information and other materials identified either in the license agreement or Exhibit A, as the case may be; and

     e. The deposit materials are readable and useable in their current form or, if the deposit materials are encrypted, the decryption tools and decryption keys have also been deposited.

1.6  Verification.  Preferred Beneficiary shall have the right, at Preferred
     ------------
Beneficiary's expense, to cause a verification of any deposit materials. A verification determines, in different levels of detail, the accuracy, completeness, sufficiency and quality of the deposit materials. If a verification is elected after the deposit materials have been delivered to DSI, then only DSI, or at DSI's election an independent person or company selected and supervised by DSI, may perform the verification.

1.7  Deposit Updates.  Unless otherwise provided by the license agreement,
     ---------------
Depositor shall update the deposit materials within 60 days of each release of a new version of the product which is subject to the license agreement. Such updates will be added to the existing deposit. All deposit updates shall be listed on a new Exhibit B and the new Exhibit B shall be signed by Depositor. Each Exhibit B will be held and maintained separately within the escrow account. An independent record will be created which will document the activity for each Exhibit B. The processing of all deposit updates shall be in accordance with Sections 1.2 through 1.6 above. All references in this Agreement to the deposit materials shall include the initial deposit materials and any updates.

1.8  Removal of Deposit Materials.  The deposit materials may be removed and/or
     ----------------------------
exchanged only on written instructions signed by Depositor and Preferred Beneficiary, or as otherwise provided in this Agreement.


ARTICLE 2  -- CONFIDENTIALITY AND RECORD KEEPING

2.1  Confidentiality.  DSI shall maintain the deposit materials in a secure,
     ---------------
environmentally safe, locked facility which is accessible only to authorized representatives of DSI. DSI shall have the obligation to reasonably protect the confidentiality of the deposit materials. Except as provided in this Agreement, DSI shall not disclose, transfer, make available, or use the deposit materials. DSI shall not disclose the content of this Agreement to any third party. If DSI receives a subpoena or other order of a court or other judicial tribunal pertaining to the disclosure or release of the deposit materials, DSI will immediately notify the parties to this Agreement. It shall be the responsibility of Depositor and/or Preferred Beneficiary to challenge any such order; provided, however, that DSI does not waive its rights to present its position with respect to any such order. DSI will not be required to disobey any court or other judicial tribunal order. (See Section 7.5 below for notices of requested orders.)

2.2  Status Reports.  DSI will issue to Depositor and Preferred Beneficiary a
     --------------
report profiling the account history at least semi-annually. DSI may provide copies of the account history pertaining to this Agreement upon the request of any party to this Agreement.

2.3  Audit Rights.  During the term of this Agreement, Depositor and Preferred
     ------------
Beneficiary shall each have the right to inspect the written records of DSI pertaining to this Agreement. Any inspection shall be held during normal business hours and following reasonable prior notice.


ARTICLE 3  --  GRANT OF RIGHTS TO DSI

3.1  Title to Media.  Depositor hereby transfers to DSI the title to the media
     --------------
upon which the proprietary information and materials are written or stored. However, this transfer does not include the ownership of the proprietary information and materials contained on the media such as any copyright, trade secret, patent or other intellectual property rights.

3.2  Right to Make Copies.  DSI shall have the right to make copies of the
     --------------------
deposit materials as reasonably necessary to perform this Agreement. DSI shall copy all copyright, nondisclosure, and other proprietary notices and titles contained on the deposit materials onto any copies made by DSI. With all deposit materials submitted to DSI, Depositor shall provide any and all instructions as may be necessary to duplicate the deposit materials including but not limited to the hardware and/or software needed.

3.3  Right to Transfer Upon Release. Depositor hereby grants to DSI the right to
     ------------------------------
transfer the deposit materials to Preferred Beneficiary upon any release of the deposit materials for use by Preferred Beneficiary in accordance with Section
4.5. Except upon such a release or as otherwise provided in this Agreement, DSI shall not transfer the deposit materials.


ARTICLE 4  -- RELEASE OF DEPOSIT

4.1  Release Conditions.  As used in this Agreement, "Release Conditions" shall
     ------------------
mean the following:

     a. Depositor's failure to carry out obligations imposed on it pursuant to the license agreement; or

     b.   Depositor's failure to continue to do business in the ordinary course.

4.2  Filing For Release.  If Preferred Beneficiary believes in good faith that a
     ------------------
Release Condition has occurred, Preferred Beneficiary may provide to DSI written notice of the occurrence of the Release Condition and a request for the release of the deposit materials. Upon receipt of such notice, DSI shall provide a copy of the notice to Depositor, by certified mail, return receipt requested, or by commercial express mail.

4.3  Contrary Instructions.  From the date DSI mails the notice requesting
     ---------------------
release of the deposit materials, Depositor shall have ten business days to deliver to DSI Contrary Instructions. "Contrary Instructions" shall mean the written representation by Depositor that a Release Condition has not occurred or has been cured. Upon receipt of Contrary Instructions, DSI shall send a copy to Preferred Beneficiary by certified mail, return receipt requested, or by commercial express mail. Additionally, DSI shall notify both Depositor and Preferred Beneficiary that there is a dispute to be resolved pursuant to the Dispute Resolution section (Section 7.3) of this Agreement. Subject to Section 5.2, DSI will continue to store the deposit materials without release pending
(a) joint instructions from Depositor and Preferred Beneficiary; (b) resolution pursuant to the Dispute Resolution provisions; or (c) order of a court.

4.4  Release of Deposit.  If DSI does not receive Contrary Instructions from the
     ------------------
Depositor, DSI is authorized to release the deposit materials to the Preferred Beneficiary or, if more than one beneficiary is registered to the deposit, to release a copy of the deposit materials to the Preferred Beneficiary. However, DSI is entitled to receive any fees due DSI before making the release. This Agreement will terminate upon the release of the deposit materials held by DSI.

4.5  Right to Use Following Release.  Unless otherwise provided in the license
     ------------------------------
agreement, upon release of the deposit materials in accordance with this Article 4, Preferred Beneficiary shall have the right to use the deposit materials for the sole purpose of continuing the benefits afforded to Preferred Beneficiary by the license agreement. Preferred Beneficiary shall be obligated to maintain the confidentiality of the released deposit materials.


ARTICLE 5  --  TERM AND TERMINATION

5.1  Term of Agreement.  The initial term of this Agreement is for a period of
     -----------------
one year. Thereafter, this Agreement shall automatically renew from year-to-year unless (a) Depositor and Preferred Beneficiary jointly instruct DSI in writing that the Agreement is terminated; or (b) the Agreement is terminated by DSI for nonpayment in accordance with Section 5.2. If the deposit materials are subject to another escrow agreement with DSI, DSI reserves the right, after the initial one year term, to adjust the anniversary date of this Agreement to match the then prevailing anniversary date of such other escrow arrangements.

5.2  Termination for Nonpayment.  In the event of the nonpayment of fees owed to
     --------------------------
DSI, DSI shall provide written notice of delinquency to all parties to this Agreement. Any party to this Agreement shall have the right to make the payment to DSI to cure the default. If the past due payment is not received in full by DSI within one month of the date of such notice, then DSI shall have the right to terminate this Agreement at any time thereafter by sending written notice of termination to all parties. DSI shall have no obligation to take any action under this Agreement so long as any payment due to DSI remains unpaid.

5.3  Disposition of Deposit Materials Upon Termination. Upon termination of this
     -------------------------------------------------
Agreement, DSI shall destroy, return, or otherwise deliver the deposit materials in accordance with instructions. If there are no instructions, DSI may, at its sole discretion, destroy the deposit materials or return them to Depositor. DSI shall have no obligation to return or destroy the deposit materials if the deposit materials are subject to another escrow agreement with DSI.

5.4  Survival of Terms Following Termination.  Upon termination of this
     ---------------------------------------
Agreement, the following provisions of this Agreement shall survive:

     a.   Depositor's Representations (Section 1.5);

     b. The obligations of confidentiality with respect to the deposit materials;

     c. The rights granted in the sections entitled Right to Transfer Upon Release (Section 3.3) and Right to Use Following Release (Section 4.5), if a release of the deposit materials has occurred prior to termination;

     d.   The obligation to pay DSI any fees and expenses due;

     e.   The provisions of Article 7; and

     f. Any provisions in this Agreement which specifically state they survive the termination or expiration of this Agreement.


ARTICLE 6  --  DSI'S FEES

6.1  Fee Schedule.  DSI is entitled to be paid its standard fees and expenses
     ------------
applicable to the services provided. DSI shall notify the party responsible for payment of DSI's fees at least 90 days prior to any increase in fees. For any service not listed on DSI's standard fee schedule, DSI will provide a quote prior to rendering the service, if requested.

6.2  Payment Terms.  DSI shall not be required to perform any service unless
     -------------
the payment for such service and any outstanding balances owed to DSI are paid in full. Fees are due upon receipt of a signed contract or receipt of the deposit materials whichever is earliest. If invoiced fees are not paid, DSI may terminate this Agreement in accordance with Section 5.2. Late fees on past due amounts shall accrue interest at the rate of one and one-half percent per month (18% per annum) from the date of the invoice.


ARTICLE 7  --  LIABILITY AND DISPUTES

7.1  Right to Rely on Instructions.  DSI may act in reliance upon any
     -----------------------------
instruction, instrument, or signature reasonably believed by DSI to be genuine. DSI may assume that any employee of a party to this Agreement who gives any written notice, request, or instruction has the authority to do so. DSI shall not be responsible for failure to act as a result of causes beyond the reasonable control of DSI.

7.2  Indemnification.  DSI shall be responsible to perform its obligations under
     ---------------
this Agreement and to act in a reasonable and prudent manner with regard to this escrow arrangement. Provided DSI has acted in the manner stated in the preceding sentence, Depositor and Preferred Beneficiary each agree to indemnify, defend and hold harmless DSI from any and all claims, actions, damages, arbitration fees and expenses, costs, attorney's fees and other liabilities incurred by DSI relating in any way to this escrow arrangement.

7.3  Dispute Resolution.  Any dispute relating to or arising from this Agreement
     ------------------
shall be resolved by arbitration under the Commercial Rules of the American Arbitration Association. Unless otherwise agreed by Depositor and Preferred Beneficiary, arbitration will take place in San Diego, California, U.S.A. Any court having jurisdiction over the matter may enter judgment on the award of the arbitrator(s). Service of a petition to confirm the arbitration award may be made by First Class mail or by commercial express mail, to the attorney for the party or, if unrepresented, to the party at the last known business address.

7.4  Controlling Law.  This Agreement is to be governed and construed in
     ---------------
accordance with the laws of the State of California, without regard to its conflict of law provisions.

7.5  Notice of Requested Order.  If any party intends to obtain an order from
     -------------------------
the arbitrator or any court of competent jurisdiction which may direct DSI to take, or refrain from taking any action, that party shall:

     a.   Give DSI at least two business days' prior notice of the hearing;

     b. Include in any such order that, as a precondition to DSI's obligation, DSI be paid in full for any past due fees and be paid for the reasonable value of the services to be rendered pursuant to such order; and

     c. Ensure that DSI not be required to deliver the original (as opposed to a copy) of the deposit materials if DSI may need to retain the original in its possession to fulfill any of its other duties.

ARTICLE 8  --  GENERAL PROVISIONS

8.1  Entire Agreement.  This Agreement, which includes the Exhibits described
     ----------------
herein, embodies the entire understanding among the parties with respect to its subject matter and supersedes all previous communications, representations or understandings, either oral or written. DSI is not a party to the license agreement between Depositor and Preferred Beneficiary and has no knowledge of any of the terms or provisions of any such license agreement. DSI's only obligations to Depositor or Preferred Beneficiary are as set forth in this Agreement. No amendment or modification of this Agreement shall be valid or binding unless signed by all the parties hereto, except that Exhibit A need not be signed by DSI, Exhibit B need not be signed by Preferred Beneficiary and Exhibit C need not be signed.

8.2  Notices.  All notices, invoices, payments, deposits and other documents and
     -------
communications shall be given to the parties at the addresses specified in the attached Exhibit C. It shall be the responsibility of the parties to notify each other as provided in this Section in the event of a change of address. The parties shall have the right to rely on the last known address of the other parties. Unless otherwise provided in this Agreement, all documents and communications may be delivered by First Class mail.

8.3  Severability.  In the event any provision of this Agreement is found to be
     ------------
invalid, voidable or unenforceable, the parties agree that unless it materially affects the entire intent and purpose of this Agreement, such invalidity, voidability or unenforceability shall affect neither the validity of this Agreement nor the remaining provisions herein, and the provision in question shall be deemed to be replaced with a valid and enforceable provision most closely reflecting the intent and purpose of the original provision.

8.4  Successors.  This Agreement shall be binding upon and shall inure to the
     ----------
benefit of the successors and assigns of the parties. However, DSI shall have no obligation in performing this Agreement to recognize any successor or assign of Depositor or Preferred Beneficiary unless DSI receives clear, authoritative and conclusive written evidence of the change of parties.

8.5  Regulations. Depositor and Preferred Beneficiary are responsible for and
     -----------
warrant compliance with all applicable laws, rules and regulations, including but not limited to customs laws, import, export, and re-export laws and government regulations of any country to which the deposit materials may be delivered in accordance with the provisions of this Agreement.


____________________________________            ____________________________________
Depositor                                       Preferred Beneficiary
By: ________________________________            By: _________________________________
Name:_______________________________            Name:_______________________________
Title:______________________________            Title:________________________________
Date:_______________________________            Date:________________________________

               Data Securities International, Inc.

               By:__________________________

               Name:________________________

               Title:_______________________

               Date:________________________

                                                                       EXHIBIT A

                           MATERIALS TO BE DEPOSITED

                     Account Number ______________________


Depositor represents to Preferred Beneficiary that deposit materials delivered to DSI shall consist of the following:

GOES N-Q SSGS GSE Build 1 Source Code (COTS only)

GOES N-Q SSGS Build 1/GSE Build 2 Source Code (COTS only)

GOES N-Q SSGS Build 2/GSE Build 3 Source Code (COTS only)

GOES N-Q SSGS Final/GSE Build 4 Source Code (COTS only)





____________________________________            ____________________________________
Depositor                                       Preferred Beneficiary

By: _________________________________           By: _________________________________
Name:_______________________________            Name:_______________________________
Title:________________________________          Title:________________________________
Date:________________________________           Date:________________________________

                                                                       EXHIBIT B
                        DESCRIPTION OF DEPOSIT MATERIALS

Depositor Company Name
                      --------------------------------------------------
Account Number
              ----------------------------------------------------------
Product Name                                        Version
            -------------------------------                -------------
(Product Name will appear on Account History report)

DEPOSIT MATERIAL DESCRIPTION:
Quantity  Media Type & Size       Label Description of Each Separate Item
                                  (Please use other side if additional space
                                   is needed)

______    Disk 3.5" or ____

______    DAT tape ____mm

______    CD-ROM

______    Data cartridge tape ____

______    TK 70 or ____ tape

______    Magnetic tape ____

______    Documentation

______    Other ______________________

PRODUCT DESCRIPTION:
Operating System
                ----------------------------------------------
Hardware Platform
                 ---------------------------------------------
DEPOSIT COPYING INFORMATION:
Is the media encrypted?  Yes / No   If yes, please include any passwords and the
decryption tools.
Encryption tool name                                     Version
                    ------------------------------------        ------------
Hardware required
                 ---------------------------------------
Software required
                 ---------------------------------------
I certify for Depositor that the               DSI has inspected and
above described deposit materials              accepted the above materials
have been transmitted to DSI:                  (any exceptions are noted above):

Signature                                      Signature
         -----------------------                        -----------------------
Print Name                                     Print Name
         -----------------------                        -----------------------
Date                                           Date Accepted
         -----------------------                        -----------------------
                                               Exhibit B#
                                                        -----------------------


Send materials to: DSI, 9555 Chesapeake Dr. #200, San Diego, CA 92123
(619) 694-1900

                                                                       EXHIBIT C
                               DESIGNATED CONTACT

                     Account Number ______________________

Notices, deposit material returns and
communications to Depositor                     Invoices to Depositor should be
should be addressed to:                         addressed to:

Company Name:
             ---------------------------        -------------------------------
Address:
        --------------------------------        -------------------------------

        --------------------------------        -------------------------------

Designated Contact:                            Contact:
                   ---------------------               ------------------------
Telephone:
          ------------------------------       --------------------------------
Facsimile:                                     P.O.#, if required:
          ------------------------------                          -------------
Notices and communications to                  Invoices to Preferred Beneficiary
Preferred Beneficiary should be addressed to:  should be addressed to:

Company Name:
             ---------------------------        -------------------------------
Address:
        --------------------------------        -------------------------------

        --------------------------------        -------------------------------

Designated Contact:                            Contact:
                   ---------------------               ------------------------
Telephone:
          ------------------------------       --------------------------------
Facsimile:                                     P.O.#, if required:
          ------------------------------                          -------------

Requests from Depositor or Preferred Beneficiary to change the designated contact should be given in writing by the designated contact or an authorized employee of Depositor or Preferred Beneficiary.


Contracts, deposit materials and notices to     Invoice inquiries and fee remittances
DSI should be addressed to:                     to DSI should be addressed to:

DSI                                             DSI
Contract Administration                         Accounts Receivable
Suite 200                                       Suite 1450
9555 Chesapeake Drive                           425 California Street
San Diego, CA 92123                             San Francisco, CA 94104

Telephone:  (619) 694-1900                      (415) 398-7900
Facsimile:  (619) 694-1919                      (415) 398-7914

Date:
     ---------------------------------

                                   EXHIBIT G
                     DEVELOPMENT SOFTWARE LICENSE AGREEMENT

     In the event that Integral Systems, Inc. ("Licensor") establishes a claim to copyright of the Development Software and associated documentation and data, in accordance with FAR 52.227-14 Rights In Data - General, as modified by NASA FAR Supplement 18-52.227-14, Alt. II, and such claim is perfected, this Software License Agreement ("Agreement") will be entered into between Licensor and Hughes Space and Communications Company ("Licensee", "HSC" or "Buyer").

1. Definitions

     a. Product Activation Sheet. The term "Product Activation Sheet" means a written form, signed by Licensor, containing information necessary for the generation of, and including, the activation key(s).

     b. Software. The term "Software" shall mean, but is not limited to, the computer program or programs listed in Exhibit C, attached hereto, in machine readable and human readable form, and any and all related materials pertinent to the software requirements specifications, interface specifications, flow charts, logic diagrams, training materials, operating procedures, primers, version description documents, and includes permitted reproductions made by HSC. Such other software, as the Licensor may require in its performance of the GOES Subcontract, shall be included in future updates to Exhibit C. "Software" includes the software program, source and object code and documentation as it is originally provided, or in any form it may be converted into by the HSC. The term Software includes any corrections, bug fixes, enhancements, updates or other modifications, including custom modifications, to such computer programs and documentation.

     c. COTS Software. The term "COTS Software" shall mean Integral Systems, Inc.'s commercial off the shelf software, object code only.

     d. Certificate of Installation. The term "Certificate of Installation" means a written notice, signed by Licensor, certifying that the Software has been installed and that the Software operates as described in the user manuals.

     e. Agreement. The term "Agreement" means all the provisions contained herein.

     f. Order or GOES Subcontract.   The terms "Order" or "GOES Subcontract"
means Subcontract No. J8-759124-C3JP, between Hughes Space & Communications Company and Integral Systems, Inc..

     g. Use. The term "Use" shall mean copying any portion of software into a computer or transmitting any portion thereof to a computer for execution of the instructions or statements contained in the software.

     h. Documentation. The term "Documenation" shall mean training materials, operation manuals, and other information or data furnished by ISI in support of the software.

     i. Defective Software. The term "Defective Software" shall mean any software that does not meet ISI's specifications and any other specifications set forth in the order.

     j. CPU. The term "CPU" shall mean HSC's designated central processing unit and its associated peripheral equipment on which the software is to be used.

     k. Site. The term "Site" shall mean the authorized business operating unit or geographic location of HSC at which the software is to be used as stated in the order.

     l. Licensor.  The term "Licensor" shall mean Integral Systems, Inc. ("ISI")

     m. Licensee. The term "Licensee" shall mean Hughes Space & Communications Company ("HSC").

     n. Licensee's Customer. The term "Licensee's Customer" shall mean the U.S. Government.

2. License

     a. Grant of License. In consideration for the GOES Subcontract award by Licensee to Licensor, Licensor grants Licensee, pursuant to the terms and conditions of this Agreement, a perpetual, nonexclusive, transferable (to Licensee's Customer or Licensee's Customer's representatives), royalty free license to use the Software on a single computer. The terms and conditions of this Agreement do not apply to any COTS software or third-party software that may be required for successful implementation of Licensor's Software.
                                                                    -

     b. Authorized Equipment. Licensee shall use the Software only on the computer equipment ("Authorized Equipment") listed in the Product Activation Sheet(s). Licensee may temporarily transfer the Software to back-up computer equipment if the Authorized Equipment is inoperative and Licensee provides Licensor notice, in writing, identifying the new computer equipment and its location.

     c. Restrictions on Use. Licensee agrees to use the Software only for Licensee's, Licensee's representatives Licensee's Customer and Licensee's Customer's representatives own business in support of the GOES Program. Except as previously stated and/or otherwise provided for under this Agreement, Licensee shall not (i) permit any parent, subsidiaries, affiliated entities or third parties to use the Software without first obtaining written permission from Licensor, or (ii) allow access to the Software through any terminals located outside of Licensee's Site.

     d. Copies.  Licensee, solely to enable it to use the Software, may make two
(2) archival copies of the Software, provided that the copy shall include Licensor's copyright and any other proprietary notices. The Software delivered by Licensor to Licensee and the archival copies shall be stored at Licensee's Site. Licensee shall have no other right to copy, in whole or in part, the Software. Any copy of the Software made by Licensee is the exclusive property of Licensor.

     e. Modifications, Reverse Engineering. Licensee's Customer shall retain the right to modify the Developmental Software or merge the Developmental Software into other programs to form an updated work for Licensee's Customer's own internal use. Any portion of Licensor's original software included in this updated work will continue to be subject to all terms and conditions of this agreement. Licensor retains exclusive right, title, and interest in any such modifications made by Licensee's Customer.

     f. See GOES Subcontract.

3. Acceptance

     a. Acceptance. Acceptance of deliverable software shall be in accordance with the provisions of the GOES Subcontract and it's applicable documents (i.e., Statement of Work and Product Specification).

4. Ownership

     a. Title. Licensee and Licensor agree that Licensor owns all proprietary rights, including patent, copyright, trade secret, trademark and other proprietary rights, in and to the Software and any corrections, bug fixes, enhancements, updates or other modifications, including custom modifications, to the Software, whether made by Licensor or any third party.

     b. Transfers. Except as previously stated and/or otherwise provided for under this Agreement, under no circumstances shall Licensee sell, license, publish, display, distribute, or otherwise transfer to a third party the Software or any copy thereof, in whole or in part, without Licensor's prior written consent.

5. Confidential Information

     In the event that the software and documentation are proprietary to either Party and it is clearly defined as such, both Parties agree to take reasonable steps to protect the confidentiality of the disclosing Party's software and to ensure against any unauthorized transfer or disclosure of the software by the receiving Party without the prior written consent of the disclosing Party. The receiving Party shall have no obligation to maintain the confidentiality of any information which: (a) is now, or which hereafter, through no act or failure on the part of the receiving Party, becomes generally known or publicly available;
(b) is known to the receiving Party at the time of disclosure by the disclosing Party; (c) is developed independently by the receiving Party as evidenced by written records; or (d) becomes known to the receiving Party without restriction from another source.

     Licensee shall reproduce and include, on any copies of the software or documentation, any notices, including any proprietary notices, copyright notices, and restricted rights legends appearing on the software or documentation.

6. Warranty

     See GOES Subcontract

7. Limitations Period

     Deleted.
            -

8. Consequential Damages

     See GOES Subcontract

9. Limitation on Recovery

     See GOES Subcontract.

10. Indemnification

     See GOES Subcontract

11. Term and Termination

     See GOES Subcontract

12. Assignment

     See GOES Subcontract

13. Force Majeure

     See GOES Subcontract

14. Arbitration

     See GOES Subcontract

15. Notices

     See GOES Subcontract

16. General Provisions

     See GOES Subcontract

17. Escrow Agreement

     Licensor and Licensee acknowledge under this agreement that the Developmental Software is to be delivered to Licensee and is not the subject of an Escrow Agreement.


AGREED:

LICENSOR:                                       LICENSEE:


Signature:                                      Signature:
          ---------------------                           ---------------------
Name:                                           Name:
     --------------------------                      --------------------------
Title:                                          Title:
      -------------------------                       -------------------------
Address:                                        Address:
        -----------------------                         -----------------------
Date:                                           Date:
     --------------------------                      --------------------------

                            HUGHES AIRCRAFT COMPANY
                        PURCHASE ORDER ATTACHMENT PF-03

                       PROPERTY IN POSSESSION OF SELLER

I. The Purchase Order General Provisions incorporate the Government clause entitled "Government Property" (FAR 52.245-2) the provisions of which are applicable equally to both Buyer- and Government-furnished property. The requirements set forth in this attachment shall not be construed to limit or relieve Seller of any of its obligations set forth or incorporated into Buyer's purchase order of which this is a part.

      A. This attachment applies to all property, including but not limited to, production and raw material, Special Tooling and Special Test Equipment in possession of Seller (and any subcontractor or supplier of Seller at any tier) which is furnished to, acquired by, or fabricated by Seller (or any subcontractor or supplier at any tier), title to which is or becomes vested in the Buyer or the Government. For the purpose of this purchase order, such property is referred to as Buyer/Government-furnished property.

      B. In the event the provisions of Buyer's prime contract from the U.S. Government require that title to Special Tooling and Special Test Equipment shall vest in the Government, title to such property shall vest in the Government upon acquisition by the Seller. Title to such property shall at that time immediately and directly pass to the Government so that title shall not a any time vest in the Buyer.

II. Seller shall maintain a system to ensure the adequate control and protection of Buyer/Government-furnished property. Upon receipt of notification from the Buyer, the Seller shall complete and return within fifteen (15) working days a Property system Certification describing the system that will be used to control Buyer/Government-furnished property. Additionally, the Buyer's representative may, at its option and at no additional cost to this purchase order or the Buyer, conduct surveillance at a reasonable time of the Seller's or the Seller's subcontractor's Property Control System as the Buyer deems necessary to assure compliance with the terms and conditions of Buyer's purchase order.

III. Seller shall, commencing with its receipt and during its custody of user of any Buyer/Government-furnished property, accomplish not less than the following:

      A.  Examine upon receipt to detect damage in transit;

      B. Verify the contents of the shipment against the packing sheet as to the completeness and content and return a signed copy promptly to Buyer. If no discrepancy is reported within (5) working days, the property shall be deemed to have been received in acceptable condition and to be as listed and described on the accompanying packing sheet;

      C. Unless otherwise specified, perform functional testing prior to further processing or installation to determine satisfactory operation;

      D.  Establish and maintain records to satisfy the requirement of FAR
          45.505 and make such records available for review upon Buyer's request;

      E. Provide the necessary precautions to guard against damage from handling and deterioration during storage;

      F.  Perform periodic inspection to assure adequacy of storage conditions;
          and

09/01 EDITION                          1

      G. Ensure that Buyer/Government-furnished property is used only for performing this purchase order, unless otherwise provided in this order or approved by the cognizant contracting officer.

IV. As partial fulfillment of the requirements of FAR 45.508, the Seller shall, at no additional cost to this purchase order or the Buyer, perform a physical inventory, at no less than a biennial basis or the direction of the Buyer, of all Buyer/Government-furnished property in the possession of the Seller. Within thirty (30) days after the completion of the inventory, Seller shall report the results, including all such property located a the facilities of any of Seller's subcontractor's at any tier, and shall certify to the Buyer the accuracy and completeness of such physical inventory. Seller shall assist Buyer, at no additional cost to this purchase order or the Buyer, in resolving all discrepancies related to either Seller's or Buyer's inventory results.

V. Seller shall not modify, add-on, or replace any Buyer/Government-furnished property without Buyer's prior written authorization. Any such modification, addition, or replacement made by Seller without such authorization, is the sole responsibility of the Seller and is accomplished at Seller's expense. Modification, addition, or replacement subsequent to the original acquisition or fabrication of property which is necessary in order to reach full-rate capability and/or life expectancy as specifically required under the provisions of the applicable purchase order shall be made at no cost to Buyer. Title to any such additional or modified property required for rate capability or life expectancy shall vest in the Government in accordance with the provisions of the applicable purchase order relating to title to all additional or modified property.

      A. Sell shall immediately report to the Buyer's purchasing representative the loss of any Buyer/Government-furnished property or any such property found damaged, malfunctioning, or otherwise unsuitable for use. The Seller shall determine and report the probably cause and necessity for withholding such property from use.

      B. Seller agrees, at no additional cost to this purchase order or the Buyer, to store and maintain in serviceable condition, including the performance of the calibration and preventative maintenance, all Buyer/Government-furnished property in the Seller's or Seller's subcontractor's possession.

VI. Immediately upon termination or completion of this purchase order, the Seller shall perform a physical inventory, adequate for accountability and disposition purposes, of all Buyer/Government-furnished property applicable to such terminated or completed purchase order and shall cause its subcontractors and suppliers at every tier to do likewise.

      A. Upon completion of this purchase order, if scrap or excess property in the value of $100.00 or more results from the use of any Buyer/Government-furnished property, Seller shall execute Buyer's Scrap and Excess Property Warranty Form and return it to the Buyer.

      B. Seller shall prepare inventory schedules using applicable Government Inventory Schedule Forms, Standard Forms 1426 through 1434, of all of the Buyer/Government-furnished property in the possession of the Seller, or its Subcontractors at any tier. The Inventory Schedule Forms shall be in such details as acceptable to the Buyer. Pending written disposition instructions by the Buyer, all Buyer/Government-furnished property, at Buyer's option, may remain in the Seller's possession and control and shall be maintained in accordance with the provisions referenced in the paragraph entitled "Property Administration" as contained in the "Government Property" clause of the


09/01 EDITION                               2

          Purchase Order General Provisions at no additional expense or cost to either the Government or the Buyer.

VII. Seller agrees that in placing any lower-tier subcontracts or purchase orders under this purchase order which involve the user of Buyer/Government-furnished property, Seller shall include appropriate provisions to obtain rights comparable to those granted to Buyer or the Government by the "Government Property" clause contained in the Purchase Order General Provisions and this attachment, and agrees that it shall exercise rights for the benefit of the Buyer and the Government, as Buyer may direct.

VIII. If Buyer's purchase order authorizes the user of Government-owned facilities in the performance of this order, Seller is authorized to use the Government-owned facilities set forth in the accountability orders listed in the body of this purchase order on a no-charge basis; provided, such accountability orders authorize such no-charge use and all conditions and restrictions in such orders are first fully complied with. Any change in the amount of Government-owned facilities furnished pursuant to this purchase order is subject to the Changes clause of the Purchase Order General Provisions. Seller agrees that it will not directly or indirectly, through overhead charges or otherwise, include in the price of this order, or seek reimbursement under this order for, any rental charge paid by Seller for the use on other contracts of the facilities referred to herein.


09/01 EDITION                          3

                                                           ATTACHMENT A
                            Customer Furnished Equipment (CFE) and HSC Intellectual Property Need Dates
                                                            Dated 2/99

-----------------------------------------------------------------------------------------------------------------------------------
No.                                       Item                                    Date Required         Item/Activity Impact
-----------------------------------------------------------------------------------------------------------------------------------
 1   Existing OATS Software                                                            6/1/98      OATS Re-code/reuse allocations
-----------------------------------------------------------------------------------------------------------------------------------
 2   Existing OATS Design Documentation                                                6/1/98      OATS Re-code/reuse allocations
-----------------------------------------------------------------------------------------------------------------------------------
 3   PSTE Interface Document (Main Power Rack Controller)                              6/1/98      GSE Build #2 Development
-----------------------------------------------------------------------------------------------------------------------------------
 4   S/C to ground RF/IF specification                                                10/6/98      Cortex front end processor
-----------------------------------------------------------------------------------------------------------------------------------
 5   S/C SSED database for GSE                                                        11/1/98      GSE Build #1 delivery
-----------------------------------------------------------------------------------------------------------------------------------
 6   PA 9000 Document                                                                11/25/98      QA
-----------------------------------------------------------------------------------------------------------------------------------
 7   Ops scenarios for the SSGS interfaces for use in our SSGS Loading Analysis      11/25/98      SDRL 17 completion
     (SDRL 17).  Refer to section 3.1.2.2 in SOW.
-----------------------------------------------------------------------------------------------------------------------------------
 8   S/C and instrument commanding constraints (memo)                                12/11/98      Scheduler Design
-----------------------------------------------------------------------------------------------------------------------------------
 9   ***                                                                             12/15/98      GSE Build #2 Development
-----------------------------------------------------------------------------------------------------------------------------------
10   *** telemetry frame sync packet - need definition ***                           12/15/98      MRS&S frame sync software
                                                                                                   procurement
-----------------------------------------------------------------------------------------------------------------------------------
11   *** Control Document                                                            12/15/98      GSE Build #2 Development
-----------------------------------------------------------------------------------------------------------------------------------
12   ***                                                                             12/15/98      DID CDR design
-----------------------------------------------------------------------------------------------------------------------------------
13   ***                                                                              1/4/99      MRS&S CDR design
-----------------------------------------------------------------------------------------------------------------------------------
14   ***                                                                              1/4/99      MRS&S Development
-----------------------------------------------------------------------------------------------------------------------------------
15   ***                                                                              1/4/99      MRS&S CDR design
-----------------------------------------------------------------------------------------------------------------------------------
16   ***                                                                              1/15/99      GTACS CDR design
-----------------------------------------------------------------------------------------------------------------------------------
17   *** definition and flatfile)                                                     1/15/99      GSE Build #2 Development
-----------------------------------------------------------------------------------------------------------------------------------
18   On-board S/C clock correlation and update - detailed operational scenarios       1/15/99      GTACS CDR design
     (memo)
-----------------------------------------------------------------------------------------------------------------------------------
19   *** GTACS mimics                                                                 1/15/99      GTACS CDR design
     *** or is different.  If this interface will be different from ***, first cut at interface definition needed at this time) (memo)
-----------------------------------------------------------------------------------------------------------------------------------
19.1 Need resolution on whether ranging data during *** will require SSGS             1/15/99      GTACS CDR design
     support, ***
-----------------------------------------------------------------------------------------------------------------------------------

                                       1


*** Confidential portions omitted and filed separately with the Commission.

                                                           ATTACHMENT A
                            Customer Furnished Equipment (CFE) and HSC Intellectual Property Need Dates
                                                            Dated 2/99

-----------------------------------------------------------------------------------------------------------------------------------
No.                                       Item                                    Date Required         Item/Activity Impact
-----------------------------------------------------------------------------------------------------------------------------------
20   Ops concept:  ***                                                                1/15/99      OATS CDR
-----------------------------------------------------------------------------------------------------------------------------------
21   Ops concept:  ***                                                                1/15/99      OATS CDR
-----------------------------------------------------------------------------------------------------------------------------------
22   Ops concept:  *** algorithm changes for N-Q                                      1/15/99      OATS CDR
-----------------------------------------------------------------------------------------------------------------------------------
23   Ops concept (particularly data flow changes):  *** landmark                      1/15/99      OATS CDR
     measurements using stellar inertial reference (preprocessing/residuals for
     *** and residuals/partials for ***)
-----------------------------------------------------------------------------------------------------------------------------------
24   Ops concept:  ***                                                                1/15/99      GTACS CDR
-----------------------------------------------------------------------------------------------------------------------------------
25   Data archiving requirements for eclipse history and ***                          1/15/99      OATS CDR and Development
-----------------------------------------------------------------------------------------------------------------------------------
26   Ops concept:  Eclipse attitude model, ***                                        1/15/99      OATS CDR
-----------------------------------------------------------------------------------------------------------------------------------
27   ***                                                                              1/15/99      OATS CDR
-----------------------------------------------------------------------------------------------------------------------------------
28   ***                                                                              1/15/99      OATS CDR and Development
-----------------------------------------------------------------------------------------------------------------------------------
29   Ops concept:  ***                                                                2/1/99       OATS CDR
-----------------------------------------------------------------------------------------------------------------------------------
30   Ops concept:  *** for house-keeping                                              2/1/99       OATS CDR
-----------------------------------------------------------------------------------------------------------------------------------
31   Ops concept:  *** for station-keeping                                            2/1/99       OATS CDR
-----------------------------------------------------------------------------------------------------------------------------------
32   Ops concept:  *** verification from telemetry                                    2/1/99       OATS CDR
-----------------------------------------------------------------------------------------------------------------------------------
33   Momentum Management (Preliminary)                                                2/1/99       OATS CDR
     .  Ops scenario                                                               (with earlier
     .  Algorithms ***                                                              inputs as
     .  Required telemetry list                                                     available)
     .  Computation *** and/or ***
-----------------------------------------------------------------------------------------------------------------------------------
34   ***                                                                              2/1/99       OATS Development
-----------------------------------------------------------------------------------------------------------------------------------
35   ***                                                                              2/1/99       GTACS Development ?
-----------------------------------------------------------------------------------------------------------------------------------
36   On-board S/C clock correlation and update - detailed algorithms (memo)           2/15/99      GTACS Development
-----------------------------------------------------------------------------------------------------------------------------------
37   Requirement Definition:  ***                                                     2/15/99      OATS Development
-----------------------------------------------------------------------------------------------------------------------------------

                                       2



*** Confidential portions omitted and filed separately with the Commission.

                                                           ATTACHMENT A
                            Customer Furnished Equipment (CFE) and HSC Intellectual Property Need Dates
                                                            Dated 2/99

-----------------------------------------------------------------------------------------------------------------------------------
No.                                       Item                                    Date Required         Item/Activity Impact
-----------------------------------------------------------------------------------------------------------------------------------
38   ADD:  *** algorithm changes for N-Q                                              2/15/99      OATS Development
-----------------------------------------------------------------------------------------------------------------------------------
39   ADD:  *** algorithm changes for N-Q                                              2/15/99      OATS Development
-----------------------------------------------------------------------------------------------------------------------------------
40   Interface document (preliminary) *** software                                    3/1/99       GTACS Development
-----------------------------------------------------------------------------------------------------------------------------------
41   ADD - *** equations based on *** reference:                                      3/1/99       OATS Development
     preprocessing/residuals for ***
-----------------------------------------------------------------------------------------------------------------------------------
42   ADD:  Eclipse operation attitude model, *** and scenarios                        4/1/99       OATS Development
-----------------------------------------------------------------------------------------------------------------------------------
43   *** Interface Document                                                           4/1/99       OATS Development
-----------------------------------------------------------------------------------------------------------------------------------
44   ADD:  *** (changes from OASYS methods)                                           4/1/99       OATS MSS Development
-----------------------------------------------------------------------------------------------------------------------------------
45   ADD:  *** verification from telemetry                                            4/1/99       OATS Development
-----------------------------------------------------------------------------------------------------------------------------------
46   *** maintenance requirements                                                     4/1/99       GTACS Development
-----------------------------------------------------------------------------------------------------------------------------------
47   ADD:  Momentum Management: ops scenario, algorithms (*** command                 4/1/99       OATS Development
     residual ***), telemetry list, and s/c *** code
-----------------------------------------------------------------------------------------------------------------------------------
48   ADD:  ***:  operational scenario,                                                4/1/99       OATS Development
     calibration algorithms, *** estimation algorithms
-----------------------------------------------------------------------------------------------------------------------------------
49   ADD:  ***: operational scenario,                                                 4/1/99       OATS Development
     calibration algorithms
-----------------------------------------------------------------------------------------------------------------------------------
50   ADD:  ***:  preprocessing (removal and residual computation) and                 4/1/99       OATS Development
     regression
-----------------------------------------------------------------------------------------------------------------------------------
51   ADD:  *** scenarios for ***                                                      4/1/99       OATS Development
-----------------------------------------------------------------------------------------------------------------------------------
52   ADD:  *** algorithms ***                                                         5/1/99       OATS Development
-----------------------------------------------------------------------------------------------------------------------------------
53   Interface document:  ***                                                         5/1/99       GTACS Development
-----------------------------------------------------------------------------------------------------------------------------------
54   *** with valid data for all ***                                                  6/1/99       MRS&S Development
     (ten minutes of data) for validation of MRS&S processing (SSGS Build 1)
-----------------------------------------------------------------------------------------------------------------------------------
55   ***                                                                              6/1/99       OATS Development
-----------------------------------------------------------------------------------------------------------------------------------


                                       3


*** Confidential portions omitted and filed separately with the Commission.

                                                           ATTACHMENT A
                            Customer Furnished Equipment (CFE) and HSC Intellectual Property Need Dates
                                                            Dated 2/99

-----------------------------------------------------------------------------------------------------------------------------------
No.                                       Item                                    Date Required         Item/Activity Impact
-----------------------------------------------------------------------------------------------------------------------------------
56   New version (contents) of SSED database, including *** packet                    6/15/99      GTACS Development
     decom definition and *** parameter EU coefficients - in support of SSGS build
-----------------------------------------------------------------------------------------------------------------------------------
57   Sample S/C PCM data (PCM 1 and 2, dwell and normal minor frames)                 6/15/99      GTACS Development
     corresponding to database provided on same date (15 minutes of data) - in support of SSGS build 1
-----------------------------------------------------------------------------------------------------------------------------------
58   ***                                                                              6/15/99      OATS Integration testing
-----------------------------------------------------------------------------------------------------------------------------------
59   Final definition of ***                                                          7/12/99      MRS&S Development and GTACS
                                                                                                   Development
-----------------------------------------------------------------------------------------------------------------------------------
60   *** (final detailed definition of *** to GTACS                                   7/12/99      GTACS Development
     interface, if different from ***) (memo)
-----------------------------------------------------------------------------------------------------------------------------------
60.1 *** Interface Definition (final detailed definition of *** to                    7/12/99      GTACS Development
     GTACS interface, if different from) (memo)
-----------------------------------------------------------------------------------------------------------------------------------
60.2 Need definition (memo) of processing and formatting required for tlm             7/12/99      GTACS Development
     ***
-----------------------------------------------------------------------------------------------------------------------------------
60.3 ***, need detailed definition of incoming and outgoing formats and               7/12/99      GTACS Development
     protocols (memo)
-----------------------------------------------------------------------------------------------------------------------------------
61   *** for validation of MRS&S processing (SSGS build 2)                            8/15/99      MRS&S Development
-----------------------------------------------------------------------------------------------------------------------------------
62   *** ISI for integration and testing with SSGS build 2                            8/15/99      GTACS Development
-----------------------------------------------------------------------------------------------------------------------------------
63  *** processing (SSGS build 2)                                                     8/16/99      MRS&S Development
-----------------------------------------------------------------------------------------------------------------------------------
64  New version (contents) of SSED database, including *** housekeeping packet        9/1/99       GTACS Development
    decom definition and *** - in support of SSGS build 2
-----------------------------------------------------------------------------------------------------------------------------------
65  Sample S/C PCM data (PCM 1 and 2, dwell and normal minor frames)                  9/1/99       GTACS Development
    corresponding to database provided (15 minutes of data) - in support of SSGS build 2
-----------------------------------------------------------------------------------------------------------------------------------
66  ***                                                                               9/1/99       GTACS Development
-----------------------------------------------------------------------------------------------------------------------------------

                                       4


*** Confidential portions omitted and filed separately with the Commission.

                                                           ATTACHMENT A
                            Customer Furnished Equipment (CFE) and HSC Intellectual Property Need Dates
                                                            Dated 2/99

-----------------------------------------------------------------------------------------------------------------------------------
No.                                       Item                                    Date Required         Item/Activity Impact
-----------------------------------------------------------------------------------------------------------------------------------
67  New version (contents) of SSED database, including ***                           12/1/99       GTACS Development
    decom definitions and ***  - in support of SSGS build 3
-----------------------------------------------------------------------------------------------------------------------------------
68  *** (as applicable) to match SSED database delivered on same date                12/1/99       GTACS Development
-----------------------------------------------------------------------------------------------------------------------------------

                                       5



*** Confidential portions omitted and filed separately with the Commission.

                                           ISI-230-04



                                           October 27, 1998



Hughes Space and Communications Company
Attention: Ms. Jill Perkins
Subcontracts Management
P.O. Box 902
Bldg. E1, Mail Station D 148
El Segundo, CA 90245-0902

Subject Y2K Compliance Requirements

Reference A: Letter dated September 29, 1998, 98/148:JLP

Dear Ms. Perkins:

Per your request, ISI assessed the Year 2000 Compliance requirements contained in Reference A. The requirements in Articles I and II will be met by the delivered GOES N-Q GSE and SSGS software and hardware components as presently defined in our baseline. Article III does not apply since we are not providing non-compliant components. Under Article IV, the reference to milestones is not clear. If it is referring to the milestones in Article III, then we have no comment. If it is referring to milestones above and beyond the requirements in Articles I and II, then we need clarification of Article IV.

Lastly, we will flow down these requirements to our vendors and consultants unless directed otherwise.

Please contact the undersigned if there are any questions regarding these matters. Thank you for your consideration.

Sincerely,



William L. Nigh
GOES N-Q Program Manager

cc:
Albert Alderete
Bill Tittley
Jack Lauderdale

13 April 1999

Integral Systems Incorporated
5000 Philadelphia Way
Lanham, MD 20706

In Reply Refer To: 99/064:JLP

Attention: Mr. W. Nigh, Program Manager

Subject:   Part 5.0  Applicable Documents and Attachments

Reference: Firm Fixed-Price Subcontracts, J8-759124-C3JP, Revision 1

Pursuant to the Buyer's Purchase Order General Provisions GL-21 dated 10/96 and Exhibit "B", Modifications to GL-21 dated 02/99, the following is hereby modified in the referenced document:

5.0  APPLICABLE DOCUMENTS AND ATTACHMENTS
     ------------------------------------

Exhibit "C" is modified and forms an integral part of this Subcontract and is incorporated herein by this reference.

         Attachment                             Title                                 Date
         ----------                             -----                                 ----
          Exhibit C        List of Known Deliverable Software and Software            4/99
                           Licenses

Your acknowledgment of receipt of this revision will be indicated by having a duly authorized official of your company sign and return one (1) copy of same within even (7) days from the data hereof to:

Hughes Space and Communications Company
Attention:  Jill L. Perkins
P.O Box 902
Bldg. E1, Mail Station D 148
El Segundo, CA 90245-0902

HUGHES SPACE AND COMMUNICATIONS COMPANY
By                  /s/
       ------------------------------
Title  Subcontracting Manager
       ------------------------------
Date   13 April, 1999
       ------------------------------


INTEGRAL SYSTEMS, INC.
By                    /s/
       -----------------------------------
Title  President & Chief Operating Officer
       -----------------------------------
Date   6 May, 1999
       -----------------------------------


*** Confidential portions omitted and filed separately with the Commission.

Buyer and Seller agree that certain provisions in Exhibit B, Additional Terms and Conditions do not apply to the added Developmental Software, GOES I-M OATS Database Repartition, under this revision. Specifically, the following clauses are inapplicable to this Government Furnished Software:

   1.     Warranties,
   19.    Final Acceptance, and
   20.    Indirect, Special, Incidental or Consequential Damages.




*** Confidential portions omitted and filed separately with the Commission.

                                   Exhibit C
            List of known Deliverable Software and Software Licenses


                                              SOFTWARE
DELIVERABLE SOFTWARE                          LICENSE
--------------------                          --------

ISI COTS SOFTWARE                            Exhibit D
EPOCH 2000
ABE (Archive Browser & Extractor)
OASYS (Orbit Analysis System Software)


Third Party COTS Software                    Exhibit E
       ***
       ***
       ***
       ***


Developmental Software                       Exhibit G
GTACS Support Software
Scheduler Support Software
MRS&S Software (MDL Receive System & Server)
DID Software (Dynamic Interaction Diagnostics)
OATS Software (Orbit and Attitude Tracking System)
GOES I-M OATS Database Repartition




*** Confidential portions omitted and filed separately with the Commission.

11 May 1999

Integral Systems Incorporated
5000 Philadelphia Way
Lanham, MD 20706

In Reply Refer To: 99/082:JPL

Attention:  Mr. W. Nigh, Program Manager

Subject:    Part 5.0 - Applicable Documents and Attachments
            Part 6.0 - Milestone Payment

Reference:  Firm Fixed-Price Subcontracts, J8-759124-C3JP, Revision 2

Pursuant to the Buyer's Purchase Order General Provisions GL-21 dated 10/96 and Exhibit "B" Modifications to GL-21 dated 2/99, the following is hereby modified in the referenced document:

5.0 - APPLICABLE DOCUMENTS AND ATTACHMENTS

Exhibit "C" is modified and forms an integral part of this Subcontract and is incorporated herein by this referenced.

     Attachment                         Title                       Date
     ----------                         -----                       ----

     Exhibit C    List of Known Deliverable Software and Software  4/26/99
                  Licenses

6.0   MILESTONE PAYMENTS
      ------------------

The Buyer shall have the right to reduce or suspend milestone payments to the Seller in the event Seller fails to complete on schedule, the milestone events identified herein.

Payment for completed milestones shall be made by buyer after 1) Buyer's receipt of Seller's detailed invoice certified by an appropriate company officer that the particular milestone event for which payment is claimed has been completed and 2) Buyer's receipt and acceptance of all written documentation and/or deliverable items as required by the milestone event. Buyer shall notify Seller of Buyer's acceptance or rejection of the documentation and/or deliverable items within 30 days of receipt of the documentation and/or deliverable items. If Buyer fails to notify Seller within 30-day period, payment shall be made no later than 30 days after receipt of invoice.

The rights and remedies of the Buyer and the Seller, with respect to this provision, shall not be exclusive and are in addition to any other rights and remedies provided by law or in equity under this subcontract.




*** Confidential portions omitted and filed separately with the Commission.

PO J8-759124-C3JP, Revision 2
Integral Systems, Inc.
Page 2

This change incorporates Milestones 3A and 5A, and revises the Date, Value and Milestone dollars for Milestones 4,5,6 and 7.


-----------------------------------------------------------------------------------------------------------
Milestone No.                     Description                         Date         Value     Milestone $'s
-----------------------------------------------------------------------------------------------------------
    1            SSGS PDR Complete                                     ***          ***           ***
-----------------------------------------------------------------------------------------------------------
    2            GSE Build 1 Delivery                                  ***          ***           ***
-----------------------------------------------------------------------------------------------------------
    3            GTACS Proof-of-Concept Demo                           ***          ***           ***
-----------------------------------------------------------------------------------------------------------
    3A           GSE Build 1A Delivery                                 ***          ***           ***
-----------------------------------------------------------------------------------------------------------
    4            SSGS CDG Complete                                     ***          ***           ***
-----------------------------------------------------------------------------------------------------------
    5            SSGS Build 1/GSE Bld 2 Delivery                       ***          ***           ***
                 (for flight SWTRR)
-----------------------------------------------------------------------------------------------------------
    5A           System CDR Complete                                   ***          ***           ***
-----------------------------------------------------------------------------------------------------------
    6            SSGS Build 2 Delivery (Current Capability)            ***          ***           ***
-----------------------------------------------------------------------------------------------------------
    7            SSGS Build 3 Delivery (Final)                         ***          ***           ***
-----------------------------------------------------------------------------------------------------------
    8            Pre-Shipment Review/Shipment to SOCC                  ***          ***           ***
-----------------------------------------------------------------------------------------------------------
    9            End-to-End Compatibility Test 1A                      ***          ***           ***
                 Completed
-----------------------------------------------------------------------------------------------------------
   10            Preliminary Acceptance Test Complete                  ***          ***           ***
-----------------------------------------------------------------------------------------------------------
   11            SSGS Training Complete                                ***          ***           ***
-----------------------------------------------------------------------------------------------------------
   12            End-to-End Compatibility Test 4 Complete              ***          ***           ***
-----------------------------------------------------------------------------------------------------------
   13            Spacecraft Engineering Handover                       ***          ***           ***
-----------------------------------------------------------------------------------------------------------
   14            SSGS Final Acceptance                                 ***          ***           ***
-----------------------------------------------------------------------------------------------------------

Balance of 6.0 and Purchase order remains unchanged.

Your acknowlegement of receipt of this revision will be indicated by having a duly authorized official of your company sign and return one (1) copy of same within seven (7) days from the date hereof to:

Hughes Space and Communications Company
Attention: Jill L. Perkins
P.O. Box 902
Bldg. E1, Mail Station D 148
El Segundo, CA 90245-0902

HUGHES SPACE AND COMMUNICATIONS COMPANY

By     /s/
       -----------------------------------
Title  Subcontract Manager
       -----------------------------------
Date   5/11/99
       -----------------------------------

INTEGRAL SYSTEMS, INC.

By     /s/
       -----------------------------------
Title  VP Government Programs
       -----------------------------------
Date   5/27/99
       -----------------------------------



*** Confidential portions omitted and filed separately with the Commission.

-----------------------------------------------------------------------------------------------------------------------------------
                                                         GOES N-Q SSGS/GSE License Breakdown
-----------------------------------------------------------------------------------------------------------------------------------
        Item #   Type of License          Subsystem/Location      Init. Build      Quantity     Host Name      Host ID
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
          1      EPOCH Server                 GTACS SOCC             SSGS 1           4                                      SOCC
-----------------------------------------------------------------------------------------------------------------------------------
          2          ABE                      GTACS SOCC             SSGS 1           4
-----------------------------------------------------------------------------------------------------------------------------------
          3          ***                      GTACS SOCC             SSGS 1           4
-----------------------------------------------------------------------------------------------------------------------------------
          4          ***                      GTACS SOCC             SSGS 1           1
-----------------------------------------------------------------------------------------------------------------------------------
          5          ***                      GTACS SOCC             SSGS 1           1
-----------------------------------------------------------------------------------------------------------------------------------
          6         OASYS                     OATS SOCC              SSGS 1           3
-----------------------------------------------------------------------------------------------------------------------------------
          7          ***                      MRS&S SOCC             SSGS 1           4
-----------------------------------------------------------------------------------------------------------------------------------
          8      EPOCH Server                 GTACS WCDA             SSGS 2           2                                      WCDA
-----------------------------------------------------------------------------------------------------------------------------------
          9          ABE                      GTACS WCDA             SSGS 2           2
-----------------------------------------------------------------------------------------------------------------------------------
         10          ***                      GTACS WCDA             SSGS 2           2
-----------------------------------------------------------------------------------------------------------------------------------
         11          ***                      GTACS WCDA             SSGS 2           1
-----------------------------------------------------------------------------------------------------------------------------------
         12          ***                      GTACS WCDA             SSGS 2           1
-----------------------------------------------------------------------------------------------------------------------------------
         13         OASYS                     OATS WCDA              SSGS 2           2
-----------------------------------------------------------------------------------------------------------------------------------
         14          ***                      MRS&S WCDA             SSGS 2           4
-----------------------------------------------------------------------------------------------------------------------------------
         15          ***                     NTACTS WCDA             SSGS 2           6
-----------------------------------------------------------------------------------------------------------------------------------
         16      EPOCH Server                GTACS BUCDA             SSGS 2           1                                     BUCDA
-----------------------------------------------------------------------------------------------------------------------------------
         17          ABE                     GTACS BUCDA             SSGS 2           1
-----------------------------------------------------------------------------------------------------------------------------------
         18          ***                     GTACS BUCDA             SSGS 2           1
-----------------------------------------------------------------------------------------------------------------------------------
         19          ***                     GTACS BUCDA             SSGS 2           1
-----------------------------------------------------------------------------------------------------------------------------------
         20         OASYS                    OATS BUCDA              SSGS 2           1
-----------------------------------------------------------------------------------------------------------------------------------
         21          ***                     MRS&S BUCDA             SSGS 2           2
-----------------------------------------------------------------------------------------------------------------------------------
         22          ***                     NTACTS BUCDA            SSGS 2           1
-----------------------------------------------------------------------------------------------------------------------------------
         23          ***                      MRS&S SEC                               3                                       SEC
-----------------------------------------------------------------------------------------------------------------------------------
         24      EPOCH Server              GTACS Server GSE          GSE 1            1            ***           ***          GSE
-----------------------------------------------------------------------------------------------------------------------------------
         25          ***                   GTACS Server GSE          GSE 1            1
-----------------------------------------------------------------------------------------------------------------------------------
         26          ***                      NTACTS GSE             GSE 1            2
-----------------------------------------------------------------------------------------------------------------------------------
         27          ***                      MRS&S GSE              GSE 3            1
-----------------------------------------------------------------------------------------------------------------------------------
         28      EPOCH Client            User W/S GSE (client)                        4
-----------------------------------------------------------------------------------------------------------------------------------
         29          ABE                     User W/S GSE                             4
-----------------------------------------------------------------------------------------------------------------------------------
         30          ***                     User W/S GSE                             4
-----------------------------------------------------------------------------------------------------------------------------------
         31      GTACS EPOCH                 MST 1 LM-SXI                             1            ***           ***          MST
-----------------------------------------------------------------------------------------------------------------------------------
         32      GTACS EPOCH            ST 2 - to ISI - to SOCC                       1            ***           ***
-----------------------------------------------------------------------------------------------------------------------------------
         33      GTACS EPOCH                  MST 3 SDVE                              1            ***           ***
-----------------------------------------------------------------------------------------------------------------------------------



*** Confidential portions omitted and filed separately with the Commission.

-----------------------------------------------------------------------------------------------------------------------------------
                                                         GOES N-Q SSGS/GSE License Breakdown
                                                         (con't)
-----------------------------------------------------------------------------------------------------------------------------------
                 Type of License          Subsystem/Location      Init. Build   Qty for HSC     Host Name      Host ID
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
         34      GTACS EPOCH                   MST 4 SOCC                             1            ***           ***
-----------------------------------------------------------------------------------------------------------------------------------
         35      GTACS EPOCH                  MST 5 at HSC                            1            ***           ***
-----------------------------------------------------------------------------------------------------------------------------------
         36      GTACS EPOCH                  MST 6 at HSC                            1            TBD           TBD
-----------------------------------------------------------------------------------------------------------------------------------
         37      GTACS EPOCH                  MST 7 at HSC                            1            TBD           TBD
-----------------------------------------------------------------------------------------------------------------------------------
         38      GTACS EPOCH                  MST 8 at HSC                            1            TBD           TBD
-----------------------------------------------------------------------------------------------------------------------------------
         39        OASYS                      MST (to SOCC)                           2
-----------------------------------------------------------------------------------------------------------------------------------
         40     EPOCH Server                       GOC                                1                                       GOC
-----------------------------------------------------------------------------------------------------------------------------------
         41     EPOCH Client                       GOC                                4
-----------------------------------------------------------------------------------------------------------------------------------
         42      EPOCH ABE                         GOC                                4
-----------------------------------------------------------------------------------------------------------------------------------
         43        ***                             GOC                                4
-----------------------------------------------------------------------------------------------------------------------------------
         44        ***                             GOC                                1
-----------------------------------------------------------------------------------------------------------------------------------



*** Confidential portions omitted and filed separately with the Commission.